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As filed with the Securities and Exchange Commission on May 22, 2008

Registration No. 333-
Registration No. 333-          -01
Registration No. 333-          -02
Registration No. 333-          -03
Registration No. 333-          -04

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CAPITOL BANCORP LTD.	CAPITOL TRUST XII CAPITOL TRUST XIII CAPITOL TRUST XIV CAPITOL TRUST XV
(Exact name of registrant as specified in its charter)	(Exact name of each registrant as specified in its certificate of trust)

MICHIGAN	DELAWARE
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization of each registrant)
38-2761672	26-6391698 26-6391718 26-6391727 26-6391748
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

CAPITOL BANCORP CENTER 200 WASHINGTON SQUARE NORTH, FOURTH FLOOR LANSING, MICHIGAN 48933 (517) 487-6555	c/o CAPITOL BANCORP LTD. CAPITOL BANCORP CENTER 200 WASHINGTON SQUARE NORTH, FOURTH FLOOR LANSING, MICHIGAN 48933 (517) 487-6555
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)	(Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

(Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

Cristin K. Reid, Esq.
Capitol Bancorp Ltd.
Capitol Bancorp Center
200 Washington Square North, Fourth Floor
Lansing, Michigan 48933
(517) 487-6555

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Phillip D. Torrence, Esq.
Miller, Canfield, Paddock and Stone, P.L.C.
277 South Rose Street, Suite 5000
Kalamazoo, Michigan 49007
(269) 383-5804

         Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

         If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Stock, without par value, of Capitol Bancorp Ltd.	(1)	(1)(3)	(1)(3)	N/A

Warrants of Capitol Bancorp Ltd.	(1)(2)	(1)(3)	(1)(3)	N/A

Purchase Contracts of Capitol Bancorp Ltd.	(1)	(1)(3)	(1)(3)	N/A

Units of Capitol Bancorp Ltd.	(1)	(1)(3)	(1)(3)	N/A

Capital Securities of Capitol Trust XII, Capitol Trust XIII, Capitol Trust XIV and Capitol Trust XV	(1)	(1)(3)	(1)(3)	N/A

Capitol Bancorp Ltd. Guarantee of Capital Securities of Capitol Trust XII, Capitol Trust XIII, Capitol Trust XIV and Capitol Trust XV(2)	(1)(4)	(1)(3)	(1)(3)	N/A

Junior Subordinated Debentures of Capitol Bancorp Ltd.	(1)(5)	(1)(3)	(1)(3)	N/A

Total	(1) $150,000,000	(1)(3) 100%	(1)(3) $150,000,000	$5,895.00

(1)
Pursuant to General Instruction II.D of Form S-3, such indeterminate number or principal amount of Common Stock, Purchase Contracts, Units, Warrants and Junior Subordinated Debentures of Capitol Bancorp Ltd., a Michigan corporation ("Capitol") and Capital Securities (the "Capital Securities") of Capitol Trust XII, Capitol Trust XIII, Capitol Trust XIV and Capitol Trust XV (separately each trust is also referred to as an "Issuer Trust" and together as the "Issuer Trusts") as shall have an aggregate initial offering price not to exceed $150,000,000 exclusive of accrued interest and dividends, if any. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.

(2)
There is being registered hereunder an indeterminate principal amount of warrants representing rights to purchase Common Stock.

(3)
The proposed maximum offering price per unit will be determined from time to time in connection with the issuance of the securities registered hereunder. The maximum aggregate offering price will be such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in a maximum aggregate offering price for all securities of $150,000,000. Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 and exclusive of accrued interest and dividends, if any.

(4)
Capitol is also registering pursuant to this Registration Statement Capitol's Guarantees and other obligations that it may have with respect to Capital Securities issued by any of the Issuer Trusts. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate consideration will be received for any such Guarantee or any other such obligations.

(5)
Junior Subordinated Debentures of Capitol Bancorp Ltd. may be purchased by any of the Issuer Trusts with the proceeds of the sale of the Capital Securities of such Issuer Trust, together with the proceeds received from Capitol for the common securities to be issued by such Issuer Trust to Capitol. No separate consideration will be received for such Junior Subordinated Debentures. Such Junior Subordinated Debentures may later be distributed for no additional consideration to the holders of the Capital Securities and common securities of the applicable Issuer Trust upon certain events described in the Trust Agreement of such Issuer Trust.

         The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

        This registration statement contains:

  •
  a prospectus to be used in connection with offerings of warrants, purchase contracts, units and common stock of Capitol; and

  •
  a prospectus to be used in connection with offerings of:

  •
  the capital securities of the Issuer Trusts;

  •
  the junior subordinated debentures of Capitol; and

  •
  Capitol's guarantee of each Issuer Trust's capital securities,

each on a continuous or delayed basis.

        Each offering of securities made under this registration statement will be made pursuant to one of these two prospectuses, with the specific terms of the securities offered thereby set forth in an accompanying prospectus supplement or incorporated into the prospectus by reference.

Subject to completion dated May    , 2008

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any state where the offer or sale is prohibited.

PROSPECTUS

CAPITOL BANCORP LTD.
$150,000,000

Warrants
Purchase Contracts
Units
Common Stock

        We may offer and sell any combination of the securities listed above, in one or more offerings, up to a total dollar amount of $150,000,000 (or the equivalent in foreign currency or currency units). We may also issue common stock or other of the securities listed above upon the exchange, conversion or exercise of such listed securities. We will describe specific terms of the securities in supplements to this prospectus. The warrants and purchase contracts may be convertible into or exercisable or exchangeable for common stock or other securities of Capitol or debt or equity securities of one or more other entities. You should read this prospectus and the applicable prospectus supplement carefully before you invest.

        Our common stock is traded on the New York Stock Exchange under the symbol "CBC."

        This prospectus describes some of the general terms that may apply to these securities and the general manner in which they may be offered. The specific terms of any securities to be offered, and the specific manner in which they may be offered, will be described in a supplement to this prospectus or incorporated into this prospectus by reference. Where appropriate, the applicable prospectus supplement will describe U.S. federal income tax considerations relevant to the securities being offered.

        Investing in our securities involves risks. See the section entitled "Risk Factors" contained on page 7 and in the applicable prospectus supplement.

        These securities are not deposits or obligations of a bank or savings association and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

        Neither the Securities and Exchange Commission nor any state or foreign securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        We may offer and sell these securities to or through one or more underwriters, dealers and agents, or directly to purchasers, on a continuous or delayed basis.

The date of this prospectus is                , 2008.

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ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the "SEC") utilizing a shelf registration process. This prospectus provides you with a general description of the securities we may offer. This prospectus does not contain all the information set forth in the registration statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the securities offered by this prospectus, reference is made to the registration statement, including the exhibits to the registration statement and the documents incorporated by reference.

        References to "Capitol," "us," "we" or "our" in this prospectus mean Capitol Bancorp Ltd., and do not include the consolidated subsidiaries of Capitol Bancorp Ltd. When we refer to "you" in this section, we mean all purchasers of the securities being offered by this prospectus, whether they are the record holders or only indirect owners of those securities.

        Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. In addition, we and any underwriter or agent that we may from time to time retain may also provide other information relating to an offering, which we refer to as "other offering material." The prospectus supplement as well as the other offering material may also add, update or change information contained in this prospectus. You should read this prospectus, any prospectus supplement, any applicable pricing supplement, together with additional information described in the section entitled "Where You Can Find More Information" and any other offering material before making an investment in our securities. Throughout this prospectus, where we indicate that information may be supplemented in an applicable prospectus supplement or supplements, that information may also be supplemented in other offering material provided. If there is any inconsistency between the information contained in this prospectus and any prospectus supplement, you should rely upon the information contained in such prospectus supplement.

        You should rely only on the information contained in this prospectus or any prospectus supplement, and in other offering material we provide, if any, or information contained in documents to which you are referred by this prospectus or any prospectus supplement, or in other offering material we provide, if any. We have not authorized anyone to provide you with different information. We are offering to sell the securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus or any prospectus supplement or other offering material we provide is accurate only as of the date on the front of those documents, regardless of the time of delivery of the documents or any sale of the securities.

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WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, our SEC filings are available to the public at the SEC's Internet site at http://www.sec.gov and through the New York Stock Exchange Inc., 20 Broad Street, New York, New York 10005.

DOCUMENTS INCORPORATED BY REFERENCE

        In this prospectus, as permitted by law, we "incorporate by reference" information from other documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later.

        We incorporate by reference the documents listed below and any documents we file with the SEC in the future under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") until our offering is completed:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2007;

  •
  our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008;

  •
  our Current Reports on Form 8-K filed with the SEC on January 31, 2008, February 1, 2008, March 18, 2008, March 31, 2008, April 17, 2008 and April 24, 2008; and

  •
  the description of our common stock contained in our Registration Statement on Form 8-A filed April 19, 1990.

        Information furnished under Item 2.02 or 7.01 of our Current Reports on Form 8-K is not incorporated by reference.

        You may request a copy of any of these filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing to or telephoning us at the following address:

Capitol Bancorp Ltd.
Capitol Bancorp Center
200 Washington Square North, Fourth Floor
Lansing, Michigan 48933
Attention: Investor Relations
Telephone: (517) 487-6555
Internet website: www.capitolbancorp.com

2

FORWARD-LOOKING STATEMENTS

        This prospectus and each prospectus supplement contains or incorporates statements that we believe are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as "will likely result," "may," "are expected to," "is anticipated," "estimate," "forecast," "projected," "intends to" or other similar words. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this prospectus, the prospectus supplement or the documents incorporated by reference. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

        The forward-looking statements involve certain risks and uncertainties. We cannot predict the results or actual effects of our plans and strategies, which are inherently uncertain. Accordingly, actual results may differ materially from those expressed in, or implied by, the forward-looking statements. Some of the factors that may cause our actual results or earnings to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those discussed in our SEC filings that are incorporated herein by reference, including future filings, as well as the following:

  •
  the environment for formation of new banks could change adversely;

  •
  new banks, which include our younger affiliates, incur operating losses and may not contribute to consolidated earnings for a period of time;

  •
  the environment which has made both capital and management talent readily available for formation of new banks could change adversely;

  •
  changes in regulations, or regulatory action regarding us or our banks could limit future expansion plans;

  •
  our consolidated allowance for loan losses is based on estimates;

  •
  concentrations in loans secured by commercial real estate could limit or delay future expansion plans and loss estimates could change significantly if real estate market conditions deteriorate;

  •
  the complexity of our structure (a mixture of partially-owned and wholly-owned banks and related entities) complicates financial analysis;

  •
  the results of our efforts to implement our business strategy may not meet the expectations underlying our forward-looking statements;

  •
  legislation or regulatory requirements may adversely impact our banking business and/or expansion strategy;

  •
  competitive pressure among financial services companies may increase significantly, which may adversely affect our ability to market our products and services;

  •
  general economic conditions may be less favorable than expected;

  •
  changes in the interest rate environment may reduce interest margins and impact funding sources;

  •
  changes in market rates and prices may adversely impact the value of financial products and assets;

3

  •
  legislation or regulatory environments, requirements or changes may adversely affect businesses in which our company is engaged;

  •
  litigation liabilities, including costs, expenses, settlements and judgments, may adversely affect us or our businesses;

  •
  trade, monetary and fiscal policies of various governmental bodies may affect the economic environment in which we operate, as well as our financial condition and results of operations;

  •
  adversity in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, could, among other things, materially impact credit quality trends and our ability to generate loans;

  •
  it could take us longer than we anticipate to implement strategic initiatives designed to grow revenue or manage expenses; we may be unable to implement certain initiatives; or the initiatives may be unsuccessful;

  •
  acquisitions and dispositions of assets, business units or affiliates could adversely affect us in ways that management has not anticipated;

  •
  we may experience operational or risk management failures due to technological or other factors;

  •
  changes in the stock markets, public debt markets and other capital markets could adversely affect our ability to raise capital or other funding for liquidity and business purposes;

  •
  terrorist activities or military actions could disrupt the economy and the general business climate, which may have an adverse effect on our financial results or condition and that of our borrowers;

  •
  we may become subject to new accounting, tax or regulatory practices or requirements; and

  •
  we may engage in various merger and other business combination transactions, which entail various risks and uncertainties, including:

  •
  revenues following the transaction may be lower than expected;

  •
  deposit attrition, operating costs, customer loss and business disruption following any such transaction, including difficulties in maintaining relationships with employees, may be greater than expected; and

  •
  we may not be able to achieve cost or revenue synergies and other benefits anticipated from the transaction in full, at the times we anticipate or at all.

        Because these forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document or the date of any document incorporated by reference in this document. We caution investors not to place significant reliance on the forward-looking statements contained in this prospectus, any prospectus supplement, and the documents we incorporate by reference.

        You should refer to our periodic and current reports filed with the SEC (and incorporated by reference herein) for further information on other factors that could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. See above under the caption "Where You Can Find More Information" and "Documents Incorporated by Reference" in this prospectus.

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PROSPECTUS SUMMARY

        This summary provides a general description of the securities we may offer. This summary is not complete and does not contain all of the information that may be important to you. For a more complete understanding of us and the terms of the securities we will offer, you should read carefully this entire prospectus, including the "Risk Factors" section, the applicable prospectus supplement for the securities and the other documents we refer to and incorporate by reference. In particular, we incorporate important business and financial information into this prospectus by reference.

The Securities We May Offer

        We may offer any of the following securities from time to time:

  •
  common stock;

  •
  warrants;

  •
  purchase contracts; and

  •
  units, comprised of two or more securities, in any combination.

Manner of Offering

        We may use this prospectus to offer securities in an aggregate amount of up to $150,000,000 in one or more offerings. The securities will be offered when they are first issued and sold and after that in market-making transactions involving one or more of our subsidiaries.

        A prospectus supplement, which we will provide each time we offer securities, will describe the amounts, prices and detailed terms of the securities offered and may describe risks associated with an investment in the securities in addition to those described in the "Risk Factors" section of this prospectus. We will also include in the prospectus supplement, where applicable, information about material United States federal income tax considerations relating to the securities.

        We may sell the securities to or through underwriters, dealers or agents or directly to purchasers. We, as well as any agents acting on our behalf, reserve the sole right to accept or to reject in whole or in part any proposed purchase of our securities. Each prospectus supplement will set forth the names of any underwriters, dealers or agents involved in the sale of our securities described in that prospectus supplement and any applicable fee, commission or discount arrangements with them.

Common Stock

        We may sell our common stock, no par value per share. In a prospectus supplement, we will describe the aggregate number of shares offered and the offering price or prices of the shares.

Warrants

        We may sell warrants to purchase our shares of our common stock. In a prospectus supplement, we will inform you of the exercise price and other specific terms of the warrants, including whether our or your obligations, if any, under any warrants may be satisfied by delivering or purchasing the underlying securities or their cash value.

5

Purchase Contracts

        We may issue purchase contracts, including purchase contracts issued as part of a unit with one or more other securities, for the purchase or sale of our common stock. The price per share of common stock, may be fixed at the time the purchase contracts are issued or may be determined by reference to a specific formula contained in the purchase contracts. We may issue purchase contracts in such amounts and in as many distinct series as we wish.

Units

        We may sell any combination of one or more of the other securities described in this prospectus, together as units. In a prospectus supplement, we will describe the particular combination of securities constituting any units and any other specific terms of the units.

Listing

        If any securities are to be listed or quoted on a securities exchange or quotation system, your prospectus supplement will say so. Our common stock is traded on the New York Stock Exchange under the symbol "CBC."

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RISK FACTORS

        Before making an investment decision, you should carefully consider the risks described under "Risk Factors" in the applicable prospectus supplement and in our most recent Annual Report on Form 10-K, and in our updates to those Risk Factors in our Quarterly Reports on Form 10-Q, together with all of the other information appearing in this prospectus or incorporated by reference into this prospectus and any applicable prospectus supplement, in light of your particular investment objectives and financial circumstances. In addition to those risk factors, there may be additional risks and uncertainties of which management is not aware or focused on or that management deems immaterial. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our securities could decline due to any of these risks, and you may lose all or part of your investment.

CAPITOL BANCORP LTD.

About Capitol Bancorp Ltd.

        Capitol is a $5.1 billion national community bank development company, with a network of 64 separately chartered banks and bank operations in 17 states. Capitol is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with executive offices located at the Capitol Bancorp Center, 200 Washington Square North, Fourth Floor, Lansing, Michigan 48933. Capitol's telephone number is (517) 487-6555. Capitol also has executive offices located at 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016 (telephone number (602) 955-6100).

        Capitol is a uniquely structured affiliation of community banks. Each of Capitol's banks is viewed by its management as being a separate business from the perspective of monitoring performance and allocation of financial resources. Capitol uses a unique strategy of bank ownership and development.

        Capitol's operating strategy is to provide transactional, processing and administrative support and mentoring to aid in the effective growth and development of its banks. It provides access to support services and management with significant experience in community banking. These administrative and operational support services do not require a direct interface with the bank customer and therefore can be consolidated more efficiently without affecting the bank customer relationship. Subsidiary banks have full decision-making authority in structuring and approving loans and in the delivery and pricing of other banking services.

        Additional information about Capitol and its subsidiaries is included in documents incorporated by reference in this document. See "Where You Can Find More Information." Our principal executive office is located at Capitol Bancorp Center, 200 Washington Square North, Fourth Floor, Lansing, Michigan 48933, and our telephone number is (517) 487-6555.

Recent Developments

        Subsequent to March 31, 2008, two de novo banks have opened. Colonia Bank, located in Phoenix, Arizona, opened on April 30, 2008. On May 15, 2008, Pisgah Community Bank, located in Asheville, North Carolina, commenced operations. Each is majority owned by bank-development subsidiaries controlled by Capitol.

        In May 2008, Capitol commenced a private offering of up to $25 million of promissory notes, bearing interest at 9%, with a maturity of five years. Such offering was made solely to "accredited investors" who are affiliated with or associates of Capitol or its subsidiaries. It is anticipated that the offering will be completed on or about June 15, 2008. Proceeds from the offering will be used for bank development and other corporate purposes.

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USE OF PROCEEDS

        Unless otherwise set forth in a prospectus supplement, we expect to use the net proceeds from the sale of any securities for general corporate and other purposes, which may include:

  •
  reducing or refinancing existing debt;

  •
  investments at the holding company level;

  •
  investing in, or extending credit to, our subsidiaries;

  •
  possible acquisitions;

  •
  stock repurchases;

  •
  providing capital to our subsidiaries to support additional growth;

  •
  continued investment in new bank subsidiaries; and

  •
  other purposes as described in any prospectus supplement.

        Pending such use, we may temporarily invest the net proceeds. The precise amounts and timing of the application of proceeds will depend upon our funding requirements and the availability of other funds. Except as indicated in a prospectus supplement, allocations of the proceeds to specific purposes will not have been made at the date of that prospectus supplement.

        Based upon our historical and anticipated future growth and our financial needs, we may engage in additional financings of a character and amount that we determine as the need arises.

        We continually evaluate possible business combination opportunities. As a result, future business combinations involving cash, debt or equity securities may occur. Any future business combination or series of business combinations that we might undertake may be material, in terms of assets acquired, liabilities assumed or otherwise, to our financial condition.

RATIO OF EARNINGS TO FIXED CHARGES

        The following table shows the ratio of earnings to fixed charges for Capitol, which includes its subsidiaries, on a consolidated basis. The ratio of earnings to fixed charges has been computed by dividing:

  •
  net income plus all applicable income taxes plus fixed charges, by

  •
  fixed charges

        Fixed charges, excluding interest on deposits, includes interest on long-term debt, FHLB advances, federal funds purchased, securities sold under agreements to repurchase, subordinated debentures, other borrowed funds and a portion of rent expense deemed to be representative of interest cost (estimated to approximate one-third of rent expense). Fixed charges, including interest on deposits, include all of the items listed above plus interest on deposits.

		Year Ended December 31,
	Three Months Ended March 31, 2008
		2007	2006	2005	2004	2003
Ratio of earnings to fixed charges
Excluding interest on deposits	1.03x	1.95x	3.97x	4.36x	4.25x	4.75x
Including interest on deposits	1.01x	1.16x	1.54x	1.79x	1.84x	1.73x

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REGULATORY CONSIDERATIONS

        We are extensively regulated under both federal and state law. We are a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act") and Regulation Y thereunder. As such, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") regulates, supervises and examines us. Our banking subsidiaries have deposit insurance provided by the Federal Deposit Insurance Corporation through the Deposit Insurance Fund. For a discussion of the material elements of the regulatory framework applicable to bank holding companies and their subsidiaries and specific information relevant to us, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and any subsequent reports we file with the SEC, which are incorporated by reference in this prospectus.

        This regulatory framework is intended primarily for the protection of depositors and the federal deposit insurance funds and not for the protection of security holders. As a result of this regulatory framework, our earnings are affected by actions of the Federal Deposit Insurance Corporation, which insures the deposits of our banking subsidiaries within certain limits, certain other federal and state regulatory agencies that regulate us and our bank subsidiaries, and the SEC.

        Our earnings are also affected by general economic conditions, our management policies and legislative action. In addition, there are numerous governmental requirements and regulations that affect our business activities. A change in applicable statutes, regulations or regulatory policy may have a material effect on our business.

        Depository institutions, like our bank subsidiaries, are also affected by various federal and state laws, including those relating to consumer protection and similar matters. We also have other subsidiaries regulated, supervised and examined by the Federal Reserve Board, as well as other relevant state and federal regulatory agencies and self-regulatory organizations, including, without limitation, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the New York Stock Exchange, Inc. Our non-bank subsidiaries may be subject to other laws and regulations of the federal government or the various states in which they do business.

DESCRIPTION OF CAPITAL STOCK

        Our authorized capital stock includes 50,000,000 shares of common stock, no par value per share. As of May 20, 2008, there were 17,321,916 shares of common stock outstanding.

        Our common stock is traded on the New York Stock Exchange, Inc. under the symbol "CBC." All of the outstanding shares of common stock are, and any common stock issued and sold under this prospectus will be, fully paid and nonassessable.

DESCRIPTION OF COMMON STOCK WE MAY OFFER

General

        The following description summarizes the material provisions of our common stock. This description is not complete, and is qualified in its entirety by reference to the provisions of our articles of incorporation, as amended and our amended and restated bylaws, as well as the Michigan Business Corporation Act, as amended, or the MBCA. Our articles of incorporation and bylaws are, and any amendments to them will be, incorporated by reference in our registration statement.

        The transfer agent and registrar for our common stock is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.

        All of the outstanding shares of our common stock are fully paid and nonassessable. The holders of common stock are entitled to receive:

  •
  dividends when, as and if declared by our Board of Directors out of funds legally available for the payment of dividends (as a bank holding company, Capitol's ability to pay distributions will be affected by the ability of its banking subsidiaries to pay dividends under applicable laws, rules and regulations; the ability of these banking subsidiaries, as well as Capitol, to pay dividends in

9

    the future currently is, and could be further, influenced by bank regulatory requirements and capital guidelines); and

  •
  in the event of dissolution of Capitol, to share ratably in all assets remaining after payment of all liabilities.

        Each holder of common stock is entitled to one vote for each share held of record on all matters presented to a vote at a shareholders meeting, including the election of directors. Holders of common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any additional shares of common stock or other securities and there are no conversion rights or redemption or sinking fund provisions with respect to the common stock. Capitol's common stock is traded on the New York Stock Exchange, Inc. under the symbol "CBC."

Certain Restrictions Under Michigan Law

        Subject to certain exceptions, Chapter 7A of the Michigan Business Corporation Act prohibits a corporation from engaging in any business combination with an interested shareholder (generally defined as a 10% shareholder) unless approved by at least (1) 90% of the votes of each class of stock entitled to vote and (2) two-thirds of the votes of each class of stock entitled to be cast by the shareholders other than voting shares beneficially owned by the interested shareholder.

        In addition, Chapter 7B of the Michigan Business Corporation Act provides that a party that acquires or offers to acquire ownership of control shares of a corporation (defined as shares obtained pursuant to a transaction in which the acquiring party reaches the 20%, 33% or majority ownership levels) has the right to vote those shares, and shares acquired within the previous 90 days (or while pursuing a plan to acquire control shares), only to the extent granted by a resolution of the shareholders approved at a special or annual meeting. A resolution granting voting rights must be approved by a majority vote of (1) all shares and (2) all disinterested shares. If the acquiring party has acquired a majority stake and been accorded full voting rights, shareholders other than the acquiring shareholder are entitled to put their shares to the corporation for "fair value" (defined as the highest price paid per share by the acquiring party in the control share acquisition).

Certain Restrictions Under Federal Banking Laws

        The Bank Holding Company Act prohibits any company that is not engaged in banking activities and activities that are permissible for a bank holding company or a financial holding company from acquiring control of Capitol. Control is generally defined in the Bank Holding Company Act and the regulations thereunder as ownership of 25% or more of any class of voting stock or other exercise of a controlling influence. In addition, any existing bank holding company would require the prior approval of the Federal Reserve Board before acquiring 5% or more of the voting stock of Capitol. In addition, the Change in Bank Control Act of 1978, as amended, prohibits a person or group of persons from acquiring "control" of a bank holding company unless the Federal Reserve Board has been notified and has not objected to the transaction. Under a rebuttable presumption established by the Federal Reserve Board, the acquisition of 10% or more of a class of voting stock of a bank holding company with a class of securities registered under Section 12 of the Exchange Act, such as Capitol, would, under the circumstances set forth in the presumption, constitute acquisition of control of the bank holding company.

Certain Other Limitations

        In addition to the foregoing limitations, the articles of incorporation and bylaws of Capitol contain provisions that could have an anti-takeover effect, and may prevent or delay mergers and other business combination transactions that common shareholders may believe to be in their best interests. Some of the provisions also may make it difficult for shareholders to replace incumbent directors with new directors who may be willing to entertain changes that shareholders may believe will lead to improvements in the combined company's business. These additional or different provisions include the classified board structure of Capitol.

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DESCRIPTION OF WARRANTS WE MAY OFFER

General

        The following outlines some of the general terms and provisions of the warrants. Further terms of the warrants and the applicable warrant agreement will be stated in the applicable prospectus supplement. The following description and any description of the warrants in a prospectus supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the relevant warrant agreement.

        We may issue warrants to purchase common stock. Warrants may be issued by us independently or together with any other securities and may be attached or separate from such securities. We may issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. If we designate a warrant agent, such warrant agent will act solely as our agent in connection with the warrants of such series and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        The applicable prospectus supplement will describe the terms of any warrants that we may offer, including the following:

  •
  the title of the warrants;

  •
  the total number of warrants;

  •
  the price or prices at which the warrants will be issued;

  •
  if applicable, the currency or currencies investors may use to pay for the warrants;

  •
  the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, to be delivered to warrantholders upon exercise of the warrants;

  •
  if applicable, the price at which and the currency or currencies, including composite currencies, in which investors may purchase the underlying securities or other rights purchasable upon exercise of the warrants;

  •
  the date on which the right to exercise the warrants will commence and the date on which the right will expire;

  •
  whether the warrants will be issued in registered form or bearer form;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, the minimum or maximum amount of warrants which may be exercised at any one time;

  •
  if applicable, the designation and terms of the underlying securities with which the warrants are issued and the number of warrants issued with each underlying security;

  •
  if applicable, the date on and after which the warrants and the related underlying securities will be separately transferable;

  •
  if applicable, a discussion of material U.S. federal income tax considerations;

  •
  the identity of the warrant agent, if any;

  •
  the procedures and conditions relating to the exercise of the warrants; and

  •
  any other terms of the warrants, including terms, procedures and limitations relating to the exchange and exercise of the warrants.

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Exercise of Warrants

        Each warrant will entitle the holder to purchase such principal amount of such number of shares of common stock at such exercise price as shall in each case be set forth in, or can be calculated according to information contained in, the prospectus supplement relating to the warrant. Warrants may be exercised at such times as are set forth in the prospectus supplement relating to such warrants. After the close of business on the expiration date of the warrants, or such later date to which such expiration date may be extended by Capitol, unexercised warrants will become void.

        Subject to any restrictions and additional requirements that may be set forth in the prospectus supplement, warrants may be exercised by delivery to the warrant agent of the certificate evidencing such warrants properly completed and duly executed and of payment as provided in the prospectus supplement of the amount required to purchase shares of common stock purchasable upon such exercise. The exercise price will be the price applicable on the date of payment in full, as set forth in the prospectus supplement relating to the warrants. Upon receipt of such payment and the certificate representing the warrants to be exercised, properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, issue and deliver the shares of common stock purchasable upon such exercise. If fewer than all of the warrants represented by such certificate are exercised, a new certificate will be issued for the remaining amount of warrants.

Additional Provisions

        The exercise price payable and the number of shares of common stock purchasable upon the exercise of each stock warrant will be subject to adjustment in certain events, including:

  •
  the issuance of the stock dividend to holders of common stock;

  •
  a combination, subdivision or reclassification of common stock; or

  •
  any other event described in the applicable prospectus supplement.

        In lieu of adjusting the number of shares of common stock purchasable upon exercise of each stock warrant, we may elect to adjust the number of stock warrants. No adjustment in the number of shares purchasable upon exercise of the stock warrants will be required until cumulative adjustments require an adjustment of at least 1% thereof. We may, at our option, reduce the exercise price at any time. No fractional shares will be issued upon exercise of stock warrants, but we will pay the cash value of any fractional shares otherwise issuable. Notwithstanding the foregoing, in case of any consolidation, merger, or sale or conveyance of the property of Capitol as an entirety or substantially as an entirety, the holder of each outstanding stock warrant shall have the right upon the exercise thereof to the kind and amount of shares of stock and other securities and property, including cash, receivable by a holder of the number of shares of common stock into which such stock warrants were exercisable immediately prior thereto.

No Rights as Shareholders

        Unless specified in a prospectus supplement, holders of stock warrants will not be entitled, by virtue of being such holders, to vote, to consent, to receive dividends, to receive notice as shareholders with respect to any meeting of shareholders for the election of directors of Capitol or any other matter or to exercise any rights whatsoever as shareholders of Capitol.

        No warrant agreement will be qualified as an indenture, and no warrant agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of warrants issued under a warrant agreement will not have the protection of the Trust Indenture Act with respect to their warrants.

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DESCRIPTION OF PURCHASE CONTRACTS WE MAY OFFER

        We may issue purchase contracts for the purchase or sale of:

  •
  shares of our common stock;

  •
  currencies; or

  •
  commodities.

        Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in the applicable prospectus supplement.

        The applicable prospectus supplement will contain, where applicable, the following information about the purchase contracts issued under it:

  •
  whether the purchase contracts obligate the holder to purchase or sell, or both purchase and sell, securities, currencies or commodities, as applicable, and the nature and amount of each of those securities, currencies or commodities, or the method of determining those amounts;

  •
  whether the purchase contracts are to be prepaid or not and whether holders thereof are required to secure their obligations in a specified manner;

  •
  whether we may satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of such purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts on underlying currencies, by delivering the underlying currencies;

  •
  the methods by which the holders may purchase or sell such securities, currencies or commodities;

  •
  whether the purchase contracts require us to make periodic payments to the holders thereof or vice versa, which payments may be deferred to the extent set forth in the applicable prospectus supplement, and whether those payments may be unsecured or prefunded on some basis;

  •
  any acceleration, cancellation, termination or other provisions relating to the settlement of the purchase contracts; and

  •
  whether the purchase contracts will be issued in fully registered or global form.

        The applicable prospectus supplement will describe the terms of any purchase contracts. The preceding description and any description of purchase contracts in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to the purchase contract agreement and, if applicable, collateral arrangements and depository arrangements relating to such purchase contracts.

DESCRIPTION OF UNITS WE MAY OFFER

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the

13

securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

        The applicable prospectus supplement will describe:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

  •
  any provisions for the issuance, payment, settlement, transfer or exchange of the units, any unit agreement governing the units or of the securities comprising the units; and

  •
  whether the units will be issued in fully registered or global form.

        The applicable prospectus supplement will describe the additional material terms of any units. The preceding description and any description of units in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to the unit agreement and, if applicable, collateral arrangements and depositary arrangements relating to such units.

LEGAL OWNERSHIP AND BOOK-ENTRY ISSUANCE

        In this section, we describe special considerations that will apply to securities issued in global—i.e., book-entry—form. First we describe the difference between legal ownership and indirect ownership of securities. Then we describe special provisions that apply to securities.

Who is the Legal Owner of a Registered Security?

        Each debt security, warrant, purchase contract, unit or share of common stock in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing such securities. We refer to those who have securities registered in their own names, on the books that we or the trustee, warrant agent or other agent maintain for this purpose, as the "holders" of those securities. These persons are the legal holders of the securities. We refer to those who, indirectly through others, own beneficial interests in securities that are not registered in their own names as indirect owners of those securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect owners.

Book-Entry Owners

        Unless otherwise noted in your prospectus supplement, we will issue each security in book-entry form only. This means securities will be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

        Under each indenture, warrant agreement, purchase contract or unit agreement, only the person in whose name a security is registered is recognized as the holder of that security. Consequently, for securities issued in global form, we will recognize only the depositary as the holder of the securities and we will make all payments on the securities, including deliveries of any property other than cash, to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its

14

participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

        As a result, investors will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect owners, and not holders, of the securities.

Street Name Owners

        We may terminate an existing global security or issue securities initially in non-global form. In these cases, investors may choose to hold their securities in their own names or in street name. Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

        For securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities and we will make all payments on those securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customary agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect owners, not holders, of those securities.

Legal Holders

        Our obligations, as well as the obligations of the trustee under any indenture and the obligations, if any, of any warrant agents and unit agents and any other third parties employed by us or any of those agents, run only to the holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a security or has no choice because we are issuing the securities only in global form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect owners but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose—for example, to amend the indenture for a series of warrants or the warrant agreement for a series of warrants or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture—we would seek the approval only from the holders, and not the indirect owners, of the relevant securities. Whether and how the holders contact the indirect owners is up to the holders.

        When we refer to "you" in this prospectus, we mean all purchasers of the securities being offered by this prospectus, whether they are the holders or only indirect owners of those securities. When we refer to "your securities" in this prospectus, we mean the securities in which you will hold a direct or indirect interest.

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Special Considerations for Indirect Owners

        If you hold securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  whether and how you can instruct it to exercise any rights or purchase or sell warrant property under a warrant or purchase contract property under a purchase contract or to exchange or convert a security for or into other property;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

What is a Global Security?

        Unless otherwise noted in the applicable prospectus supplement, we will issue each security in book-entry form only. Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we select. A financial institution or clearing system that we select for any security for this purpose is called the "depositary" for that security. A security will usually have only one depositary but it may have more. Each series of securities will have one or more of the following as the depositaries:

  •
  The Depository Trust Company, New York, New York, which is known as "DTC;"

  •
  Euroclear System, which is known as "Euroclear;"

  •
  Clearstream Banking, societe anonyme, Luxembourg, which is known as "Clearstream;" and

  •
  any other clearing system or financial institution named in the prospectus supplement.

        The depositaries named above may also be participants in one another's systems. Thus, for example, if DTC is the depositary for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, as DTC participants. The depositary or depositaries for your securities will be named in your prospectus supplement; if none is named, the depositary will be DTC.

        A global security may represent one or any other number of individual securities. Generally, all securities represented by the same global security will have the same terms. We may, however, issue a global security that represents multiple securities of the same kind, such as warrants, that have different terms and are issued at different times. We call this kind of global security a master global security.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "—Holder's Option to Obtain a Non-Global Security; Special Situations When a Global

16

Security Will Be Terminated." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only indirect interests in a global security. Indirect interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect owner of an interest in the global security.

        If the prospectus supplement for a particular security indicates that the security will be issued in global form only, then the security will be represented by a global security at all times unless and until the global security is terminated. We describe the situations in which this can occur below under "—Holder's Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated." If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

        As an indirect owner, an investor's rights relating to a global security will be governed by the account rules of the depositary and those of the investor's bank, broker, financial institution or other intermediary through which it holds its interest (e.g., Euroclear or Clearstream, if DTC is the depositary), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of securities and instead deal only with the depositary that holds the global security.

        If securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the securities to be registered in his or her own name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below;

  •
  An investor will be an indirect holder and must look to his or her own bank, broker or other financial institution for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above under "—Who Is the Legal Owner of a Registered Security?;"

  •
  An investor may not be able to sell interests in the securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  The depositary's policies will govern payments, deliveries, transfers, exchanges, notices and other matters relating to an investor's interest in a global security, and those policies may change from time to time. We, the trustee and any warrant agents and unit agents will have no responsibility for any aspect of the depositary's policies, actions or records of ownership interests in a global security. We, the trustee and any warrant agents and unit agents also do not supervise the depositary in any way; and

17

  •
  The depositary may require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds and your bank, broker or other financial institution may require you to do so as well.

        Financial institutions that participate in the depositary's book-entry system and through which an investor holds its interest in the global securities, directly or indirectly, may also have their own policies affecting payments, deliveries, transfers, exchanges, notices and other matters relating to the securities, and those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, when DTC is the depositary, Euroclear or Clearstream, as applicable, may require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Holder's Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated

        If we issue any series of securities in book-entry form but we choose to give the beneficial owners of that series the right to obtain non-global securities, any beneficial owner entitled to obtain non-global securities may do so by following the applicable procedures of the depositary, any transfer agent or registrar for that series and that owner's bank, broker or other financial institution through which that owner holds its beneficial interest in the securities. If you are entitled to request a non-global certificate and wish to do so, you will need to allow sufficient lead time to enable us or our agent to prepare the requested certificate.

        In addition, in a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-global form representing the securities it represented. After that exchange, the choice of whether to hold the securities directly or in street name will be up to the investor. Investors must consult their own banks, brokers or other financial institutions, to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors above under "—Who Is the Legal Owner of a Registered Security?"

        The special situations for termination of a global security are as follows:

  •
  if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 60 days;

  •
  if we notify the trustee, warrant agent or unit agent, as applicable, that we wish to terminate that global security; or

  •
  in the case of a global security representing warrants issued under an indenture, if an event of default has occurred with regard to these warrants and has not been cured or waived.

        If a global security is terminated, only the depositary, and not we, the warrant agent for any warrants or the unit agent for any units, is responsible for deciding the names of the institutions in whose names the securities represented by the global security will be registered and, therefore, who will be the holders of those securities.

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Considerations Relating to DTC

        DTC has informed us that it is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that DTC participants deposit with DTC. DTC also facilitates the settlement among DTC participants of securities transactions, such as transfers and pledges in deposited securities through electronic computerized book-entry changes in DTC participants' accounts, thereby eliminating the need for physical movement of certificates. DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations, and may include other organizations. DTC is owned by a number of its DTC participants and by the New York Stock Exchange, Inc., the American Stock Exchange, LLC and the National Association of Securities Dealers, Inc. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and DTC participants are on file with the SEC.

        Purchases of securities within the DTC system must be made by or through DTC participants, which will receive a credit for the securities on DTC's records. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.

        Redemption notices will be sent to DTC's nominee, Cede & Co., as the registered holder of the securities. If less than all of the securities are being redeemed, DTC will determine the amount of the interest of each direct participant to be redeemed in accordance with its then current procedures.

        In instances in which a vote is required, neither DTC nor Cede & Co. will itself consent or vote with respect to the securities. Under its usual procedures, DTC would mail an omnibus proxy to the relevant trustee as soon as possible after the record date. The omnibus proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts such securities are credited on the record date (identified in a listing attached to the omnibus proxy).

        Distribution payments on the securities will be made by the relevant trustee to DTC. DTC's usual practice is to credit direct participants' account on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participants and not of DTC, the relevant trustee or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the relevant trustee, and disbursements of such payments to the beneficial owners are the responsibility of direct and indirect participants.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be accurate, but we assume no responsibility for the accuracy thereof. We do not have any responsibility for the performance by DTC or its participants of their respective obligations as described herein or under the rules and procedures governing their respective operations.

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PLAN OF DISTRIBUTION

General

        We may sell the securities being offered hereby in one or more of the following ways from time to time:

  •
  through agents to the public or to investors including in private placements;

  •
  to underwriters for resale to the public or to investors;

  •
  directly to investors; or

  •
  through a combination of any of these methods of sale.

        We will set forth in a prospectus supplement the terms of that particular offering of securities, including:

  •
  the name or names of any agents or underwriters;

  •
  the purchase price of the securities being offered and the proceeds we will receive from the sale;

  •
  any over-allotment options under which underwriters may purchase additional securities from us;

  •
  any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation;

  •
  any initial public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchanges or markets on which such securities may be listed.

Agents

        We may designate agents who agree to use their reasonable efforts to solicit purchases of our securities for a period of their appointment or to sell our securities on a continuing basis.

Underwriters

        If we use underwriters for a sale of securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The underwriters may sell the securities directly or through underwriting syndicates by managing underwriters. The obligations of the underwriters to purchase the shares will be subject to the conditions set forth in the applicable underwriting agreement. The underwriters will be obligated to purchase all the shares if they purchase any of the shares. The underwriters may change from time to time any initial public offering price and any discounts or concessions the underwriters allow or reallow or pay to dealers. We may use underwriters with whom we have a material relationship. We will describe the nature of any such relationship in any prospectus supplement naming any such underwriter.

        Underwriters, dealers and agents that participate in the distribution of the securities may be underwriters as defined in the Securities Act of 1933, as amended (the "Securities Act"), and any discounts or commissions they receive may be treated as underwriting discounts and commissions under

20

the Securities Act. We will identify in the applicable prospectus supplement any underwriters, dealers or agents and will describe their compensation.

        We may have agreements with the underwriters, dealers and agents to indemnify them against various civil liabilities, including liabilities under the Securities Act, or to contribute payments that the agents, underwriters, dealers and remarketing firms may be required to make as a result of those civil liabilities. Underwriters, dealers and agents and their affiliates may be customers of, engage in transactions with, or perform services for us or our subsidiary companies in the ordinary course of their businesses. In connection with the distribution of the securities, we may enter into swap or other hedging transactions with, or arranged by, underwriters or agents or their affiliates. These underwriters or agents or their affiliates may receive compensation, trading gain or other benefits from these transactions.

Direct Sales

        We may also sell shares directly to one or more purchasers without using underwriters or agents.

Stabilization Activities

        Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of these activities at any time.

Trading Markets and Listing of Securities

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no established trading market, other than our common stock, which is listed on The New York Stock Exchange, Inc. Any shares of common stock offered hereunder will be listed on the The New York Stock Exchange, Inc. We may elect to list any other class or series of securities on any additional exchange or market, but we are not obligated to do so unless stated otherwise in a prospectus supplement. It is possible that one or more underwriters may make a market in a class or series of securities offered by us, but the underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We cannot give any assurance as to the liquidity of the trading market for any of the securities offered pursuant to this prospectus.

General Information

        The securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and terms of its agreement, if any, with us, and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act, in connection with the securities remarketed thereby.

21

CERTAIN LEGAL MATTERS

        Miller, Canfield, Paddock and Stone, P.L.C. and Capitol's General Counsel will pass upon certain legal matters in connection with the securities, and Potter Anderson & Corroon LLP will pass upon certain legal matters in connection with Delaware law. Miller, Canfield, Paddock and Stone, P.L.C. has served as primary outside counsel for us and our subsidiaries and affiliates and may do so in the future. Counsel named in the applicable prospectus supplement will pass upon certain legal matters in connection with the securities for any underwriters or agents.

EXPERTS

        The consolidated financial statements of Capitol Bancorp Ltd. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2007 incorporated by reference in this prospectus have been so incorporated in reliance on the reports of BDO Seidman, LLP, an independent registered public accounting firm, incorporated herein by reference, given on the authority of said firm as experts in auditing and accounting.

22

Subject to completion dated May             , 2008

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any state where the offer or sale is prohibited.

PROSPECTUS

$150,000,000

Junior Subordinated Debentures

CAPITOL TRUST XII
CAPITOL TRUST XIII
CAPITOL TRUST XIV
CAPITOL TRUST XV

CAPITAL SECURITIES

Fully and unconditionally guaranteed as described in this prospectus, by

CAPITOL BANCORP LTD.

        The Issuer Trusts may offer from time to time capital securities guaranteed on a junior subordinated basis by Capitol Bancorp Ltd.

        This prospectus describes some of the general terms that may apply to these securities and the general manner in which they will be offered. The specific terms of any securities to be offered will be included in a supplement to this prospectus. Your prospectus supplement will also describe the specific manner in which we will offer the securities. This prospectus may not be used to sell securities unless accompanied by a prospectus supplement.

        As used in this prospectus, except as otherwise specified, the terms "Capitol," "we," "us" and "our" refer to Capitol Bancorp Ltd. Capitol Trust XII, Capitol Trust XIII, Capitol Trust XIV and Capitol Trust XV are statutory trusts created under Delaware law. We refer to each trust separately as an "Issuer Trust" and we refer to them together as the "Issuer Trusts."

        Investing in our securities involves risks. See the section entitled "Risk Factors" contained on page 6 and in the applicable prospectus supplement.

        These securities are not deposits or obligations of a bank or savings association and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

        Neither the Securities and Exchange Commission nor any state or foreign securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        We may offer and sell these securities to or through one or more underwriters, dealers and agents, or directly to purchasers, on a continuous or delayed basis.

The date of this prospectus is                , 2008.

(i)

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we, along with the Issuer Trusts filed with the Securities and Exchange Commission (the "SEC") using a "shelf" registration process. Under this shelf registration process, using this prospectus, together with a prospectus supplement, we may sell junior subordinated debentures to the Issuer Trusts and each Issuer Trust will:

  •
  sell capital securities (representing undivided beneficial interests in each Issuer Trust) to the public; and

  •
  sell common securities to us.

        Unless otherwise specified in the applicable prospectus supplement, the Issuer Trust will use the proceeds from sales of capital securities to buy the related junior subordinated debentures with terms that correspond to the terms of the capital securities.

        We:

  •
  will pay principal and interest on our junior subordinated debentures, subject to the payment of our more senior debt;

  •
  may choose to distribute our junior subordinated debentures pro rata to the holders of the related capital securities and common securities if we dissolve the related Issuer Trust; and

  •
  will fully and unconditionally guarantee payments and other distributions due on the capital securities of each Issuer Trust, on a junior subordinated basis, to the extent such Issuer Trust has funds available therefor from payments on the junior subordinated debentures held by such Issuer Trust, which, together with our junior subordinated debentures, will constitute our unconditional guarantee of the capital securities.

        This prospectus provides you with a general description of the junior subordinated debentures, capital securities, and the guarantees. If there is any inconsistency between the information in this prospectus and any prospectus supplement, you should rely on the information in the prospectus supplement. We encourage you to read the definitive agreements relating to the junior subordinated debentures, capital securities, and the guarantees, forms of which are included as exhibits to our registration statement or will be filed in a Current Report on Form 8-K and incorporated by reference in the registration statement prior to an applicable offering.

        As used in this prospectus, except as otherwise specified, the terms "Capitol," "we," "us" and "our" refer to Capitol Bancorp Ltd. Capitol Trust XII, Capitol Trust XIII, Capitol Trust XIV and Capitol Trust XV are statutory trusts created under Delaware law. We refer to each trust separately as an "Issuer Trust" and we refer to them together as the "Issuer Trusts."

        Each time we offer securities, we will provide a prospectus supplement that will contain specific information about the terms of such offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus, the applicable prospectus supplement and the information incorporated by reference in this prospectus before making an investment in our securities. See "Where You Can Find More Information" for more information.

        Our registration statement containing this prospectus, including exhibits, provides additional information about us and the securities offered under this prospectus. The registration statement can be read at the SEC's web site or at the SEC's offices. The SEC's web site and street addresses are provided under the heading "Where You Can Find More Information."

        You should rely only on the information contained in or incorporated by reference in this prospectus or a supplement to this prospectus. We have not authorized anyone to provide you with different information. This document may be used only in jurisdictions where offers and sales of these securities is permitted. You should not assume that information contained in this prospectus, in any supplement to this prospectus, or in any document incorporated by reference is accurate as of any date other than the date on the front page of the document that contains the information, regardless of when this prospectus is delivered or when any sale of our securities occurs.

        We may sell our securities to underwriters who will in turn sell the securities to the public on terms fixed at the time of sale. In addition, the securities may be sold by us directly or through dealers or agents which we may designate from time to time. If we, directly or through agents, solicit offers to purchase the securities, we reserve the sole right to accept and, together with our agents, to reject, in whole or in part, any of those offers.

        A prospectus supplement will contain the names of the underwriters, dealers or agents, if any, together with the terms of offering, the compensation of those underwriters and the net proceeds to be received by Capitol. Any underwriters, dealers or agents participating in the offering may be deemed "underwriters" within the meaning of the Securities Act of 1933, as amended.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, our SEC filings are available to the public at the SEC's Internet site at http://www.sec.gov and through the New York Stock Exchange Inc., 20 Broad Street, New York, New York 10005.

DOCUMENTS INCORPORATED BY REFERENCE

        In this prospectus, as permitted by law, we "incorporate by reference" information from other documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later.

        We incorporate by reference the documents listed below and any documents we file with the SEC in the future under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") until our offering is completed:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2007;

  •
  our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008;

  •
  our Current Reports on Form 8-K filed with the SEC on January 31, 2008, February 1, 2008, March 18, 2008, March 31, 2008, April 17, 2008 and April 24, 2008; and

  •
  the description of our common stock contained in our Registration Statement on Form 8-A filed April 19, 1990.

        Information furnished under Item 2.02 or 7.01 of our Current Reports on Form 8-K is not incorporated by reference.

        You may request a copy of any of these filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing to or telephoning us at the following address:

Capitol Bancorp Ltd.
Capitol Bancorp Center
200 Washington Square North, Fourth Floor
Lansing, Michigan 48933
Attention: Investor Relations
Telephone: (517) 487-6555
Internet website: www.capitolbancorp.com

        No separate financial statements of the Issuer Trusts are included in this prospectus. Capitol and the Issuer Trusts do not consider that such financial statements would be material to holders of the capital securities because the Issuer Trusts are each a special purpose entity, have no operating history or independent operations and are not engaged in and do not propose to engage in any activity other than holding as trust assets the corresponding junior subordinated debentures of Capitol and issuing the trust securities. Furthermore, taken together, Capitol's obligations under each indenture and its corresponding junior subordinated debentures, the indenture under which the corresponding junior subordinated debentures will be issued, the related trust agreement and the related guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee of payments of distributions and other amounts due on the related capital securities of an Issuer Trust on a junior subordinated basis. For a more detailed discussion, see "The Issuer Trusts," "Capital Securities and Related Instruments," "Junior Subordinated Debentures ," "Guarantees" and "Relationship Among the Capital Securities and the Related Instruments" described below. In addition, in accordance with Rule 12h-5 under the Exchange Act, Capitol does not expect any of the Issuer Trusts to file reports under the Exchange Act with the SEC.

FORWARD-LOOKING STATEMENTS

        This prospectus and each prospectus supplement contains or incorporates statements that we believe are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as "will likely result," "may," "are expected to," "is anticipated," "estimate," "forecast," "projected," "intends to" or other similar words. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this prospectus, the prospectus supplement or the documents incorporated by reference. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

        The forward-looking statements involve certain risks and uncertainties. We cannot predict the results or actual effects of our plans and strategies, which are inherently uncertain. Accordingly, actual results may differ materially from those expressed in, or implied by, the forward-looking statements. Some of the factors that may cause our actual results or earnings to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those discussed in our SEC filings that are incorporated herein by reference, including future filings, as well as the following:

  •
  the environment for formation of new banks could change adversely;

  •
  new banks, which include our younger affiliates, incur operating losses and may not contribute to consolidated earnings for a period of time;

  •
  the environment which has made both capital and management talent readily available for formation of new banks could change adversely;

  •
  changes in regulations, or regulatory action regarding us or our banks could limit future expansion plans;

  •
  our consolidated allowance for loan losses is based on estimates;

  •
  concentrations in loans secured by commercial real estate could limit or delay future expansion plans and loss estimates could change significantly if real estate market conditions deteriorate;

  •
  the complexity of our structure (a mixture of partially-owned and wholly-owned banks and related entities) complicates financial analysis;

  •
  the results of our efforts to implement our business strategy may not meet the expectations underlying our forward-looking statements;

  •
  legislation or regulatory requirements may adversely impact our banking business and/or expansion strategy;

  •
  competitive pressure among financial services companies may increase significantly, which may adversely affect our ability to market our products and services;

  •
  general economic conditions may be less favorable than expected;

  •
  changes in the interest rate environment may reduce interest margins and impact funding sources;

  •
  changes in market rates and prices may adversely impact the value of financial products and assets;

  •
  legislation or regulatory environments, requirements or changes may adversely affect businesses in which our company is engaged;

  •
  litigation liabilities, including costs, expenses, settlements and judgments, may adversely affect us or our businesses;

  •
  trade, monetary and fiscal policies of various governmental bodies may affect the economic environment in which we operate, as well as our financial condition and results of operations;

  •
  adversity in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, could, among other things, materially impact credit quality trends and our ability to generate loans;

  •
  it could take us longer than we anticipate to implement strategic initiatives designed to grow revenue or manage expenses; we may be unable to implement certain initiatives; or the initiatives may be unsuccessful;

  •
  acquisitions and dispositions of assets, business units or affiliates could adversely affect us in ways that management has not anticipated;

  •
  we may experience operational or risk management failures due to technological or other factors;

  •
  changes in the stock markets, public debt markets and other capital markets could adversely affect our ability to raise capital or other funding for liquidity and business purposes;

  •
  terrorist activities or military actions could disrupt the economy and the general business climate, which may have an adverse effect on our financial results or condition and that of our borrowers;

  •
  we may become subject to new accounting, tax or regulatory practices or requirements; and

  •
  we may engage in various merger and other business combination transactions, which entail various risks and uncertainties, including:

  •
  revenues following the transaction may be lower than expected;

  •
  deposit attrition, operating costs, customer loss and business disruption following any such transaction, including difficulties in maintaining relationships with employees, may be greater than expected; and

  •
  we may not be able to achieve cost or revenue synergies and other benefits anticipated from the transaction in full, at the times we anticipate or at all.

        Because these forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document or the date of any document incorporated by reference in this document. We caution investors not to place significant reliance on the forward-looking statements contained in this prospectus, any prospectus supplement, and the documents we incorporate by reference.

        You should refer to our periodic and current reports filed with the SEC (and incorporated by reference herein) for further information on other factors that could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. See above under the caption "Where You Can Find More Information" and "Documents Incorporated by Reference" in this prospectus.

RISK FACTORS

        Before making an investment decision, you should carefully consider the risks described under "Risk Factors" in the applicable prospectus supplement and in our most recent Annual Report on Form 10-K, and in our updates to those Risk Factors in our Quarterly Reports on Form 10-Q, together with all of the other information appearing in this prospectus or incorporated by reference into this prospectus and any applicable prospectus supplement, in light of your particular investment objectives and financial circumstances. In addition to those risk factors, there may be additional risks and uncertainties of which management is not aware or focused on or that management deems immaterial. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our securities could decline due to any of these risks, and you may lose all or part of your investment.

CAPITOL BANCORP LTD.

About Capitol Bancorp Ltd.

        Capitol is a $5.1 billion national community bank development company, with a network of 64 separately chartered banks and bank operations in 17 states. Capitol is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with executive offices located at the Capitol Bancorp Center, 200 Washington Square North, Fourth Floor, Lansing, Michigan 48933. Capitol's telephone number is (517) 487-6555. Capitol also has executive offices located at 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016 (telephone number (602) 955-6100).

        Capitol is a uniquely structured affiliation of community banks. Each of Capitol's banks is viewed by its management as being a separate business from the perspective of monitoring performance and allocation of financial resources. Capitol uses a unique strategy of bank ownership and development.

        Capitol's operating strategy is to provide transactional, processing and administrative support and mentoring to aid in the effective growth and development of its banks. It provides access to support services and management with significant experience in community banking. These administrative and operational support services do not require a direct interface with the bank customer and therefore can be consolidated more efficiently without affecting the bank customer relationship. Subsidiary banks have full decision-making authority in structuring and approving loans and in the delivery and pricing of other banking services.

        Additional information about Capitol and its subsidiaries is included in documents incorporated by reference in this document. See "Where You Can Find More Information." Our principal executive office is located at Capitol Bancorp Center, 200 Washington Square North, Fourth Floor, Lansing, Michigan 48933, and our telephone number is (517) 487-6555.

Recent Developments

        Subsequent to March 31, 2008, two de novo banks have opened. Colonia Bank, located in Phoenix, Arizona, opened on April 30, 2008. On May 15, 2008, Pisgah Community Bank, located in Asheville, North Carolina, commenced operations. Each is majority owned by bank-development subsidiaries controlled by Capitol.

        In May 2008, Capitol commenced a private offering of up to $25 million of promissory notes, bearing interest at 9%, with a maturity of five years. Such offering was made solely to "accredited investors" who are affiliated with or associates of Capitol or its subsidiaries. It is anticipated that the offering will be completed on or about June 15, 2008. Proceeds from the offering will be used for bank development and other corporate purposes.

USE OF PROCEEDS

        Each Issuer Trust will use substantially all proceeds from the sale of trust securities to purchase junior subordinated debentures from us. Unless otherwise set forth in a prospectus supplement, we expect to use the net proceeds from the sale of any securities for general corporate and other purposes, which may include:

  •
  reducing or refinancing existing debt;

  •
  investments at the holding company level;

  •
  investing in, or extending credit to, our subsidiaries;

  •
  possible acquisitions;

  •
  stock repurchases;

  •
  providing capital to our subsidiaries to support additional growth;

  •
  continued investment in new bank subsidiaries; and

  •
  other purposes as described in any prospectus supplement.

        Pending such use, we may temporarily invest the net proceeds. The precise amounts and timing of the application of proceeds will depend upon our funding requirements and the availability of other funds. Except as indicated in a prospectus supplement, allocations of the proceeds to specific purposes will not have been made at the date of that prospectus supplement.

        Based upon our historical and anticipated future growth and our financial needs, we may engage in additional financings of a character and amount that we determine as the need arises.

        We continually evaluate possible business combination opportunities. As a result, future business combinations involving cash, debt or equity securities may occur. Any future business combination or series of business combinations that we might undertake may be material, in terms of assets acquired, liabilities assumed or otherwise, to our financial condition.

        [the remainder of this page is left intentionally blank]

RATIO OF EARNINGS TO FIXED CHARGES

        The following table shows the ratio of earnings to fixed charges for Capitol, which includes its subsidiaries, on a consolidated basis. The ratio of earnings to fixed charges has been computed by dividing:

  •
  net income plus all applicable income taxes plus fixed charges, by

  •
  fixed charges

        Fixed charges, excluding interest on deposits, includes interest on long-term debt, FHLB advances, federal funds purchased, securities sold under agreements to repurchase, subordinated debentures, other borrowed funds and a portion of rent expense deemed to be representative of interest cost (estimated to approximate one-third of rent expense). Fixed charges, including interest on deposits, include all of the items listed above plus interest on deposits.

		Year Ended December 31,
	Three Months Ended March 31, 2008
		2007	2006	2005	2004	2003
Ratio of earnings to fixed charges
Excluding interest on deposits	1.03x	1.95x	3.97x	4.36x	4.25x	4.75x
Including interest on deposits	1.01x	1.16x	1.54x	1.79x	1.84x	1.73x

REGULATORY CONSIDERATIONS

        We are extensively regulated under both federal and state law. We are a bank holding company under the Bank Holding Company Act of 1956 (the "Bank Holding Company Act"), as amended and Regulation Y thereunder. As such, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") regulates, supervises and examines us. Our banking subsidiaries have deposit insurance provided by the Federal Deposit Insurance Corporation through the Deposit Insurance Fund. For a discussion of the material elements of the regulatory framework applicable to bank holding companies and their subsidiaries and specific information relevant to us, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and any subsequent reports we file with the SEC, which are incorporated by reference in this prospectus.

        This regulatory framework is intended primarily for the protection of depositors and the federal deposit insurance funds and not for the protection of security holders. As a result of this regulatory framework, our earnings are affected by actions of the Federal Deposit Insurance Corporation, which insures the deposits of our banking subsidiaries within certain limits, of certain other federal and state regulatory agencies that regulate us and our bank subsidiaries, and the SEC.

        Our earnings are also affected by general economic conditions, our management policies and legislative action. In addition, there are numerous governmental requirements and regulations that affect our business activities. A change in applicable statutes, regulations or regulatory policy may have a material effect on our business.

        Depository institutions, like our bank subsidiaries, are also affected by various federal and state laws, including those relating to consumer protection and similar matters. We also have other subsidiaries regulated, supervised and examined by the Federal Reserve Board, as well as other relevant state and federal regulatory agencies and self-regulatory organizations, including, without limitation, the Officer of the Comptroller of the Currency, the Officer of Thrift Supervision and the New York Stock Exchange, Inc. Our non-bank subsidiaries may be subject to other laws and regulations of the federal government or the various states in which they do business.

THE ISSUER TRUSTS

        The following description summarizes the formation, purposes and material terms of each Issuer Trust. This description is followed by descriptions of:

  •
  the capital securities to be issued by each Issuer Trust;

  •
  the junior subordinated debentures to be issued by us to each Issuer Trust, and the junior subordinated indentures under which they will be issued;

  •
  our guarantees for the benefit of the holders of the capital securities; and

  •
  the relationship among the capital securities, the corresponding junior subordinated debentures and the guarantees.

        Each Issuer Trust is a statutory trust formed under Delaware law pursuant to:

  •
  a trust agreement executed by us, as depositor of the Issuer Trust, and the Delaware trustee of such Issuer Trust; and

  •
  a certificate of trust filed with the Delaware Secretary of State.

        Before trust securities are issued, the trust agreement for the relevant Issuer Trust will be amended and restated in its entirety substantially in the form filed as an exhibit to our registration statement or in a Current Report on Form 8-K and incorporated by reference in the registration statement prior to an applicable offering. The trust agreements will be qualified as indentures under the Trust Indenture Act of 1939.

        Each Issuer Trust may offer to the public, from time to time, preferred securities representing preferred beneficial interests in the applicable Issuer Trust, which we call "capital securities." In addition to capital securities offered to the public, each Issuer Trust will sell common securities representing common ownership interests in the Issuer Trust to Capitol, which we call "trust common securities." All of the trust common securities of each Issuer Trust will be owned by us. The trust common securities and the capital securities are also referred to together as the "trust securities."

        Each Issuer Trust exists for the exclusive purposes of:

  •
  issuing and selling its trust securities;

  •
  using the proceeds from the sale of these trust securities to acquire corresponding junior subordinated debentures from us; and

  •
  engaging in only those other activities necessary, convenient or incidental to these purposes (for example, registering the transfer of the trust securities).

        When any Issuer Trust sells trust securities, it will use the money it receives to buy the related junior subordinated debentures offered by us, which we call the "corresponding junior subordinated debentures." The payment terms of the corresponding junior subordinated debentures will be virtually the same as the terms of that Issuer Trust's capital securities, which we call the "related capital securities."

        Each Issuer Trust will own only the applicable corresponding junior subordinated debentures. The only source of funds for each Issuer Trust will be the payments it receives from us on the corresponding junior subordinated debentures. Each Issuer Trust will use these funds to make any cash payments due to holders of its capital securities.

        We will issue the corresponding junior subordinated debentures pursuant to an agreement, which we call the "junior indenture," between us and a trustee. Through a combination of provisions of the trust agreement, the junior indenture and an agreement as to expenses between us and each Issuer

Trust, we will guarantee the payment of all debts and other obligations (other than with respect to the capital securities) of each Issuer Trust and will agree to pay all costs and expenses of each Issuer Trust (including costs and expenses relating to the organization of each Issuer Trust, the fees and expenses of the Issuer Trustees and the cost and expenses relating to the operation of each Issuer Trust) and to pay any and all taxes and all costs and expenses with respect thereto (other than United States withholding taxes) to which each Issuer Trust might become subject.

        The trust common securities of an Issuer Trust will rank equally, and payments on them will be made pro rata, with the capital securities of that Issuer Trust, except that upon the occurrence and continuance of an event of default under a trust agreement resulting from an event of default under the junior indenture, our rights, as holder of the trust common securities, to payment in respect of distributions and payments upon liquidation or redemption will be subordinated to the rights of the holders of the capital securities of that Issuer Trust. See "Capital Securities and Related Instruments—Subordination of Trust Common Securities." We will acquire trust common securities in an aggregate liquidation amount greater than or equal to 3% of the total capital of each Issuer Trust. The prospectus supplement relating to any capital securities will contain the details of the cash distributions to be made periodically.

        Under certain circumstances, we may redeem the corresponding junior subordinated debentures that we sold to an Issuer Trust. If this happens, the Issuer Trust will redeem a like amount of the capital securities which it sold to the public and the trust common securities which it sold to us.

        Under certain circumstances, we may terminate an Issuer Trust and cause the corresponding junior subordinated debentures to be distributed to the holders of the related capital securities. If this happens, owners of the related capital securities will no longer have any interest in the Issuer Trust and will only own the corresponding junior subordinated debentures we issued to the Issuer Trust.

        Generally, we need the approval of the Federal Reserve Board to redeem the corresponding junior subordinated debentures or to terminate one or more of the Issuer Trusts. A more detailed description is provided under the heading "Capital Securities and Related Instruments—Liquidation Distribution Upon Dissolution."

        Unless otherwise specified in the applicable prospectus supplement:

  •
  each Issuer Trust will have a term of approximately 30 years from the date it issues its trust securities, but may terminate earlier as provided in the applicable trust agreement;

  •
  each Issuer Trust's business and affairs will be conducted by its trustees as provided in the applicable trust agreement;

  •
  the trustees will be appointed by us as holder of the trust common securities;

  •
  the trustees for each Issuer Trust will be a property trustee, a Delaware trustee, and three individual administrative trustees who are employees or officers of or affiliated with Capitol. These trustees are also referred to as the "Issuer Trust trustees." The property trustee will act as sole indenture trustee under each trust agreement for purposes of compliance with the Trust Indenture Act. The same entity that serves as property trustee will also act as trustee under the guarantees and the junior indenture. See "Guarantees" and "Junior Subordinated Debentures;"

  •
  unless an event of default under the junior indenture has occurred and is continuing, the holder of the trust common securities of an Issuer Trust will be entitled to appoint, remove or replace the property trustee and/or the Delaware trustee for that Issuer Trust;

  •
  if an event of default under the junior indenture has occurred and is continuing, the holders of a majority in liquidation amount of the capital securities of an Issuer Trust will be entitled to appoint, remove or replace the property trustee and/or the Delaware trustee for that Issuer Trust;

  •
  under all circumstances, only the holder of the trust common securities has the right to vote to appoint, remove or replace the administrative trustees;

  •
  the duties and obligations of each Issuer Trust trustee are governed by the applicable trust agreement; and

  •
  we will pay all fees and expenses related to each Issuer Trust and the offering of the capital securities and will pay, directly or indirectly, all ongoing costs, expenses and liabilities of each Issuer Trust.

        The principal executive office of each Issuer Trust is c/o Capitol Bancorp Ltd., Capitol Bancorp Center, 200 Washington Square North, Fourth Floor, Lansing, Michigan 48933, and its telephone number is (517) 487-6555.

CAPITAL SECURITIES AND RELATED INSTRUMENTS

        The following description summarizes the material provisions of the capital securities and the amended and restated trust agreements, which are sometimes referred to herein as a trust agreement. This description is not complete and is subject to, and is qualified in its entirety by reference to, each amended and restated trust agreement, the form of which will be filed as an exhibit to our registration statement or in a Current Report on Form 8-K and incorporated by reference in our registration statement prior to each offering, and the Trust Indenture Act. The specific terms of the capital securities being offered at any time will be described in the applicable prospectus supplement, and may differ from the general description of the terms presented below. Whenever particular defined terms of an amended and restated trust agreement are referred to in this prospectus or in a prospectus supplement, those defined terms are incorporated in this prospectus or that prospectus supplement by reference.

General

        Pursuant to the terms of the trust agreement for each Issuer Trust, each Issuer Trust will sell capital securities to the public and trust common securities to us. The capital securities represent preferred beneficial interests in the Issuer Trust that sold them. Holders of the capital securities will be entitled to receive distributions and amounts payable on redemption or liquidation pro-rata with the holders of the trust common securities unless there is an event of default under the trust agreement resulting from an event of default under the junior indenture in which case payments to the holders of the capital securities will have priority. A more complete discussion appears under the heading "—Subordination of Trust Common Securities." Holders of the capital securities will also be entitled to other benefits as described in the corresponding trust agreement.

        Each of the Issuer Trusts is a legally separate entity and the assets of one are not available to satisfy the obligations of any of the others.

        The capital securities of an Issuer Trust will rank on a parity, and payments on them will be made pro rata, with the trust common securities of that Issuer Trust except as described under "—Subordination of Trust Common Securities." Legal title to the corresponding junior subordinated debentures will be held and administered by the property trustee in trust for the benefit of the holders of the related capital securities and trust common securities.

        Each guarantee agreement executed by us for the benefit of the holders of an Issuer Trust's capital securities will be a guarantee on a subordinated basis with respect to the related capital securities but will not guarantee payment of distributions or amounts payable on redemption or liquidation of the capital securities when the related Issuer Trust does not have funds on hand available to make the payments. See "Guarantees."

Distributions

        Distributions on the capital securities will be cumulative, will accumulate from the date of original issuance (unless otherwise specified in the applicable prospectus supplement) and will be payable on the dates specified in the applicable prospectus supplement. In the event that any date on which distributions are payable is not a business day, payment of that distribution will be made on the next business day (and without any interest or other payment in connection with this delay) except that, if the next business day falls in the next calendar year, payment of the distribution will be made on the immediately preceding business day, in either case with the same force and effect as if made on the original distribution date. Each date on which distributions are payable in accordance with the previous sentence is referred to as a "distribution date." A "business day" means any day other than a Saturday or a Sunday, or a day on which federal banking institutions in the City of New York are authorized or required by law, executive order or regulation to remain closed or a day on which the corporate trust office of the property trustee or the trustee under the applicable indenture is closed for business.

        Each Issuer Trust's capital securities represent preferred beneficial interests in the applicable Issuer Trust, and the distributions on each capital security will be payable at a rate specified in the applicable prospectus supplement. Distributions to which holders of capital securities are entitled will accumulate additional distributions at the rate per annum if and as specified in the applicable prospectus supplement. The term "distributions" as used in this summary includes these additional distributions unless otherwise stated.

        If an extension period occurs with respect to the corresponding junior subordinated debentures, distributions on the related capital securities will be correspondingly deferred (but would continue to accumulate additional distributions at the rate per annum set forth in the prospectus supplement for the capital securities). See "Junior Subordinated Debentures—Option to Defer Interest Payments."

        The revenue of each Issuer Trust available for distribution to holders of its capital securities will be limited to payments under the corresponding junior subordinated debentures, which the Issuer Trust will acquire with the proceeds from the issuance and sale of its trust securities. See "Junior Subordinated Debentures—Corresponding Junior Subordinated Debentures." If we do not make interest payments on the corresponding junior subordinated debentures, the property trustee will not have funds available to pay distributions on the related capital securities. The payment of distributions (if and to the extent the Issuer Trust has funds legally available for the payment of distributions and cash sufficient to make payments) is guaranteed by us on a limited basis as described under the heading "Guarantees."

        Distributions on the capital securities will be payable to the holders of capital securities as they appear on the register of the Issuer Trust at the close of business on the relevant record dates, which, as long as the capital securities remain in global form, will be one business day prior to the relevant distribution date. Subject to any applicable laws and regulations and the provisions of the applicable trust agreement, each such payment will be made as described under the heading "Issuance of Global Securities." In the event any capital securities are not in global form, the relevant record date for such capital securities will be the date at least 15 days prior to the relevant distribution date, as specified in the applicable prospectus supplement.

Redemption or Exchange

Mandatory Redemption

        Upon the repayment or redemption, in whole or in part, of any corresponding junior subordinated debentures, whether at maturity or upon earlier redemption as provided in the junior indenture, the proceeds from the repayment or redemption will be applied by the property trustee to redeem a like amount of the trust securities, upon not less than 30 nor more than 60 days notice, at a redemption price equal to the aggregate liquidation amount of those trust securities plus accumulated but unpaid distributions to the date of redemption and the related amount of the premium, if any, paid by us upon the concurrent redemption of the corresponding junior subordinated debentures. See "Junior Subordinated Debentures—Redemption." If less than all of any corresponding junior subordinated debentures are to be repaid or redeemed on a redemption date, then the proceeds from the repayment or redemption will be allocated to the redemption pro rata of the related capital securities and the trust common securities based upon the relative liquidation amounts of these classes. The amount of premium, if any, paid by us upon the redemption of all or any part of any corresponding junior subordinated debentures to be repaid or redeemed on a redemption date will be allocated to the redemption pro rata of the related capital securities and the trust common securities. The redemption price will be payable on each redemption date only to the extent that the Issuer Trust has funds then on hand and available in the payment account for the payment of the redemption price.

        Unless specified in the applicable prospectus supplement, we will have the right to redeem any corresponding junior subordinated debentures:

  •
  on or after such date as may be specified in the applicable prospectus supplement, in whole at any time or in part from time to time;

  •
  at any time, in whole or in part, upon the occurrence of a tax event, capital treatment event or investment company event; or

  •
  as may be otherwise specified in the applicable prospectus supplement,

in each case in accordance with the trust agreement and subject to receipt of prior approval by the Federal Reserve Board if then required under applicable Federal Reserve capital guidelines or policies.

Distribution of Corresponding Junior Subordinated Debentures

        Subject to our having received prior approval of the Federal Reserve Board to do so if such approval is then required under applicable capital guidelines or policies of the Federal Reserve Board, we have the right at any time to terminate any Issuer Trust and, after satisfaction of the liabilities of creditors of the Issuer Trust as provided by applicable law, cause the corresponding junior subordinated debentures in respect of the capital securities and trust common securities issued by the Issuer Trust to be distributed to the holders of the capital securities and trust common securities in liquidation of the Issuer Trust.

Tax Event, Capital Treatment Event or Investment Company Event Redemption

        If a tax event, capital treatment event or investment company event in respect of capital securities and trust common securities has occurred and is continuing, unless specified in the applicable prospectus supplement, we have the right to redeem the corresponding junior subordinated debentures in whole or in part and thereby cause a mandatory redemption of the capital securities and trust common securities in whole or in part within 180 days following the occurrence of the tax event, capital treatment event or investment company event. If a tax event, capital treatment event or investment company event has occurred and is continuing in respect of a series of capital securities and trust common securities and we do not elect to redeem the corresponding junior subordinated debentures and thereby cause a mandatory redemption of the capital securities or to liquidate the related Issuer Trust and cause the corresponding junior subordinated debentures to be distributed to holders of the capital securities and trust common securities in liquidation of the Issuer Trust as described above, those capital securities will remain outstanding and additional sums (as defined below) may be payable on the corresponding junior subordinated debentures.

        The term "additional sums" means the additional amounts as may be necessary in order that the amount of distributions then due and payable by an Issuer Trust on the outstanding capital securities and trust common securities of the Issuer Trust will not be reduced as a result of any additional taxes, duties and other governmental charges to which the Issuer Trust has become subject as a result of a tax event.

        The term "liquidation amount" means the stated amount per trust security of $25 (or another stated amount set forth in the applicable prospectus supplement).

        After the liquidation date fixed for any distribution of corresponding junior subordinated debentures for any related capital securities:

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  the related capital securities will no longer be deemed to be outstanding;

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  The Depository Trust Company, commonly referred to as DTC (for a more detailed explanation of DTC, see "Issuance of Global Securities") or its nominee, as the record holder of the related capital securities, will receive a registered global certificate or certificates representing the corresponding junior subordinated debentures to be delivered upon the distribution; and

  •
  any capital securities certificates not held by DTC or its nominee will be deemed to represent the corresponding junior subordinated debentures having a principal amount equal to the stated liquidation amount of the related capital securities, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid distributions on the related capital securities until the certificates are presented to the administrative trustees or their agent for transfer or reissuance.

        Any distribution of corresponding junior subordinated debentures to holders of related capital securities will be made to the applicable record holders as they appear on the register for the related capital securities on the relevant record date, which will be not more than 45 days (or such other number of days specified in a prospectus supplement) prior to the liquidation date.

        There can be no assurance as to the market prices for the related capital securities or the corresponding junior subordinated debentures that may be distributed in exchange for related capital securities if a dissolution and liquidation of an Issuer Trust were to occur. Accordingly, the related capital securities that an investor may purchase, or the corresponding junior subordinated debentures that the investor may receive on dissolution and liquidation of an Issuer Trust, may trade at a discount to the price that the investor paid to purchase the related capital securities being offered in connection with this prospectus.

Redemption Procedures

        Capital securities redeemed on each redemption date will be redeemed at the redemption price with the applicable proceeds from the contemporaneous redemption of the corresponding junior subordinated debentures. Redemptions of the capital securities will be made and the redemption price will be payable on each redemption date only to the extent that the related Issuer Trust has funds on hand available for the payment of the redemption price. See also "—Subordination of Trust Common Securities."

        If the property trustee gives a notice of redemption in respect of any capital securities, then, by 12:00 noon, New York City time, on the redemption date, to the extent funds are available, the property trustee will, with respect to capital securities held in global form, deposit irrevocably with DTC funds sufficient to pay the applicable redemption price. See "Issuance of Global Securities." If the capital securities are no longer in global form, the property trustee, to the extent funds are available, will irrevocably deposit with the paying agent for the capital securities funds sufficient to pay the applicable redemption price and will give the paying agent irrevocable instructions and authority to pay the redemption price to the holders of the capital securities upon surrender of their capital securities certificates. Notwithstanding the above, distributions payable on or prior to the redemption date for any capital securities called for redemption will be payable to the holders of the capital securities on the relevant record dates for the related distribution dates. If notice of redemption has been given and funds deposited as required, then upon the date of the deposit, all rights of the holders of the capital securities so called for redemption will cease, except the right of the holders of the capital securities to receive the redemption price and any distribution payable in respect of the capital securities on or prior to the redemption date, but without interest on the redemption price, and the capital securities will cease to be outstanding. In the event that any date fixed for redemption of capital securities is not a business day, then payment of the redemption price will be made on the next business day (and without any interest or other payment in connection with this delay) except that, if the next business day falls in the next calendar year, the redemption payment will be made on the immediately preceding business day, in either case with the same force and effect as if made on the original date. In the event that payment of the redemption price in respect of capital securities called for redemption is improperly withheld or refused and not paid either by an Issuer Trust or by us pursuant to the related guarantee as described under "Guarantees," distributions on the capital securities will continue to accrue at the then applicable rate from the redemption date originally established by the Issuer Trust for the capital securities to the date the redemption price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the redemption price.

        Subject to applicable law (including, without limitation, U.S. federal securities law), we or our subsidiaries may at any time and from time to time purchase outstanding capital securities by tender, in the open market or by private agreement.

        Payment of the redemption price on the capital securities and any distribution of corresponding junior subordinated debentures to holders of capital securities will be made to the applicable record holders as they appear on the register for the capital securities on the relevant record date.

        If less than all of the capital securities and trust common securities issued by an Issuer Trust are to be redeemed on a redemption date, then the aggregate liquidation amount of the capital securities and trust common securities to be redeemed will be allocated pro rata to the capital securities and the trust common securities based upon the relative liquidation amounts of these classes. The particular capital securities to be redeemed will be selected on a pro rata basis not more than 60 days prior to the redemption date by the property trustee from the outstanding capital securities not previously called for redemption, by a customary method that the property trustee deems fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25, unless a different amount is specified in the applicable prospectus supplement) of the liquidation amount of capital securities of a denomination larger than $25 (or another denomination as specified in the applicable prospectus supplement). The property trustee will promptly notify the securities registrar in writing of the capital securities selected for redemption and, in the case of any capital securities selected for partial redemption, the liquidation amount to be redeemed. For all purposes of each trust agreement, unless the context otherwise requires, all provisions relating to the redemption of capital securities will relate, in the case of any capital securities redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of capital securities which has been or is to be redeemed.

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of trust securities to be redeemed at its registered address. Unless we default in payment of the redemption price on the corresponding junior subordinated debentures, on and after the redemption date interest will cease to accrue on the junior subordinated debentures or portions thereof (and distributions will cease to accrue on the related capital securities or portions thereof) called for redemption.

Subordination of Trust Common Securities

        Payment of distributions on, and the redemption price of, each Issuer Trust's capital securities and trust common securities, as applicable, will be made pro rata based on the liquidation amount of the capital securities and trust common securities; provided, however, that if on any distribution date, redemption date or liquidation date a debenture event of default has occurred and is continuing as a result of any failure by us to pay any amounts in respect of the junior subordinated debentures when due, no payment of any distribution on, or redemption price of, or liquidation distribution in respect of, any of the Issuer Trust's trust common securities, and no other payment on account of the redemption, liquidation or other acquisition of the trust common securities, will be made unless payment in full in cash of all accumulated and unpaid distributions on all of the Issuer Trust's outstanding capital securities for all distribution periods terminating on or prior to that date, or in the case of payment of the redemption price the full amount of the redemption price on all of the Issuer Trust's outstanding capital securities then called for redemption, or in the case of payment of the liquidation distribution the full amount of the liquidation distribution on all outstanding capital securities, has been made or provided for, and all funds available to the property trustee must first be applied to the payment in full in cash of all distributions on, or redemption price of, or liquidation distribution in respect of, the Issuer Trust's capital securities then due and payable. The existence of an event of default does not entitle the holders of capital securities to accelerate the maturity thereof.

        In the case of any event of default under the applicable trust agreement resulting from a debenture event of default, we as holder of the Issuer Trust's trust common securities will have no right to act with respect to the event of default until the effect of all events of default with respect to that Issuer Trust's capital securities have been cured, waived or otherwise eliminated. Until any events of default under the applicable trust agreement with respect to the capital securities have been cured, waived or otherwise eliminated, the property trustee will act solely on behalf of the holders of the capital securities and not on behalf of us as holder of the Issuer Trust's trust common securities, and only the holders of the capital securities will have the right to direct the property trustee to act on their behalf.

Liquidation Distribution Upon Dissolution

        Pursuant to each trust agreement, each Issuer Trust will terminate on the first to occur of:

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  the expiration of its term;

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  certain events of bankruptcy, dissolution or liquidation of the holder of the trust common securities;

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  the distribution of a like amount of the corresponding junior subordinated debentures to the holders of its trust securities, if we, as depositor, have given written direction to the property trustee to terminate the Issuer Trust (subject to Capitol receiving prior approval of the Federal Reserve if then required under applicable capital guidelines or policies). Such written direction by us is optional and solely within our discretion;

  •
  redemption of all of the Issuer Trust's capital securities as described under "—Redemption or Exchange;" and

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  the entry of an order for the dissolution of the Issuer Trust by a court of competent jurisdiction.

        If an early dissolution occurs as described in the second, third and fifth bullet points above, the relevant Issuer Trust will be liquidated by the trustees as expeditiously as the trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, to the holders of the trust securities a like amount of the corresponding junior subordinated debentures in exchange for their trust securities, unless the distribution is determined not to be practical, in which event the holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to holders, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, an amount equal to, in the case of holders of capital securities, the aggregate of the liquidation amount plus accrued and unpaid distributions to the date of payment (an amount referred to as the "liquidation distribution"). If the liquidation distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate liquidation distribution, then the amounts payable directly by the Issuer Trust on its capital securities will be paid on a pro rata basis. The holder of the Issuer Trust's trust common securities will be entitled to receive distributions upon any liquidation pro rata with the holders of its capital securities, except that if a debenture event of default has occurred and is continuing as a result of any failure by us to pay any amounts in respect of the junior subordinated debentures when due, the capital securities will have a priority over the trust common securities.

Events of Default; Notice

        The following events will be "events of default" with respect to capital securities issued under each trust agreement:

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  any debenture event of default (see "Junior Subordinated Debentures—Events of Default");

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  default for 30 days by the Issuer Trust in the payment of any distribution;

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  default by the Issuer Trust in the payment of any redemption price of any trust security;

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  failure by the Issuer Trust trustees for 60 days in performing, in any material respect, any other covenant or warranty in the trust agreement after the holders of at least 25% in aggregate liquidation amount of the outstanding capital securities of the applicable Issuer Trust give written notice to us and the Issuer Trust trustees; or

  •
  bankruptcy, insolvency or reorganization of the property trustee and the failure by us to appoint a successor property trustee within 60 days.

        Within 30 days after the occurrence of any event of default actually known to a responsible officer of the property trustee, the property trustee will transmit notice of the event of default to the holders of the Issuer Trust's capital securities, the administrative trustees and us, unless the event of default has been cured or waived.

        We, as depositor, and the administrative trustees are required to file annually with the property trustee a certificate as to whether or not they are in compliance with all the conditions and covenants applicable to them under each trust agreement; provided that the holders of capital securities are entitled, under certain circumstances, to accelerate the maturity of the debentures.

        If a debenture event of default has occurred and is continuing, the capital securities will have a preference over the trust common securities as described above. See "—Liquidation Distribution Upon Dissolution." The existence of an event of default does not entitle the holders of capital securities to accelerate the maturity of the capital securities.

Removal of Issuer Trust Trustees

        Unless a debenture event of default has occurred and is continuing, any Issuer Trust trustee may be removed at any time by the holder of the trust common securities. If a debenture event of default has occurred and is continuing, the property trustee and the Delaware trustee may be removed by the holders of a majority in liquidation amount of the outstanding capital securities. In no event will the holders of the capital securities have the right to vote to appoint, remove or replace the administrative trustees. Such voting rights are vested exclusively in us as the holder of the trust common securities. No resignation or removal of an Issuer Trust trustee and no appointment of a successor trustee will be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the applicable trust agreement.

Co-Trustees and Separate Property Trustee

        Unless an event of default has occurred and is continuing, at any time or from time to time, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the trust property may at the time be located, the property trustee will have power to appoint one or more persons either to act as a co-trustee, jointly with the property trustee, of all or any part of the trust property, or to act as separate trustee of any trust property, in either case with the powers specified in the instrument of appointment, and to vest in the person or persons in this capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the applicable trust agreement.

Merger or Consolidation of Issuer Trust Trustees

        Any person into which the property trustee, the Delaware trustee or any administrative trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which the trustee will be a party, or any person succeeding to all or substantially all the corporate trust business of the trustee, will automatically become the successor of the trustee under each trust agreement, provided the person is otherwise qualified and eligible.

Conversion of Exchange Rights

        The terms that govern whether capital securities of any Issuer Trust are convertible or exchangeable for our securities will be set forth in the prospectus supplement applicable to such capital securities. The terms will include provisions regarding whether conversion or exchange is mandatory or at the option of the holder or at our option and may include provisions that adjust the number of our securities that holders of capital securities may receive.

Mergers, Consolidations, Amalgamations or Replacements of the Issuer Trusts

        An Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other person, except as described below. An Issuer Trust may, at our request, with the consent of the administrative trustees, but without the consent of the holders of the capital securities, the Delaware trustee or the property trustee, merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized under the laws of any state, provided that:

  •
  the successor entity either:

  •
  expressly assumes all of the obligations of the Issuer Trust with respect to the capital securities; or

    •
    substitutes for the capital securities other securities having substantially the same terms as the capital securities (referred to as the "successor capital securities") so long as the successor capital securities rank the same as the capital securities in priority with respect to distributions and payments upon liquidation, redemption and otherwise;

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  we expressly appoint a trustee of the successor entity possessing the same powers and duties as the property trustee as the holder of the corresponding junior subordinated debentures;

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  successor capital securities are listed or traded on a national securities exchange or other organization on which the capital securities are then listed;

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  the merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the capital securities (including any successor capital securities) in any material respect;

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  the successor entity has a purpose substantially identical to that of the Issuer Trust;

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  prior to the merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, we have received an opinion of independent counsel to the Issuer Trust experienced in such matters to the effect that:

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  the merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the capital securities (including any successor capital securities) in any material respect; and

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  following the merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor the successor entity will be required to register as an investment company under the Investment Company Act of 1940, as amended; and

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  we or any permitted successor or assignee owns all of the trust common securities of the successor entity and guarantees the obligations of the successor entity under the successor capital securities at least to the extent provided by the related guarantee, junior subordinated debentures, trust agreement and expense agreement.

        For the purposes of the foregoing, any consolidation, merger, sale, conveyance, transfer or other disposition involving us, the result of which we are not the surviving entity and the surviving entity is not both the obligor in respect of the related junior subordinated debentures and the related guaranty, shall be deemed to constitute a replacement trust, unless such surviving entity is a bank or other regulated holding company that provides the same guaranty as we did before such transaction.

        Notwithstanding the foregoing, an Issuer Trust may not, except with the consent of holders of 100% in liquidation amount of the related capital securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if the consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to be classified as an association taxable as a corporation or as other than a grantor trust for U.S. federal income tax purposes.

        There are no provisions that afford holders of any capital securities protection in the event of a sudden and dramatic decline in our credit quality resulting from any highly leveraged transaction, takeover, merger, recapitalization or similar restructuring or change in control of Capitol, nor are there any provisions that require the repurchase of any capital securities upon a change in control of Capitol.

Voting Rights; Amendment of Each Trust Agreement

        Except as provided below and under "Guarantees—Amendments and Assignment" and as otherwise required by law and the applicable trust agreement, the holders of the capital securities will have no voting rights or the right to in any manner otherwise control the administration, operation or management of the relevant Issuer Trust.

        Each trust agreement may be amended from time to time by us and the property trustee, without the consent of the holders of the capital securities:

  •
  to cure any ambiguity, correct or supplement any provisions in the trust agreement that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under the trust agreement, which will not be inconsistent with the other provisions of the trust agreement; or

  •
  to modify, eliminate or add to any provisions of the trust agreement as necessary to ensure that the relevant Issuer Trust:

  •
  will be classified for U.S. federal income tax purposes as a grantor trust or as other than an association taxable as a corporation at all times that any trust securities are outstanding; and

  •
  will not be required to register as an "investment company" under the Investment Company Act; or

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  to effect a split or reverse split of the capital securities for the purpose of maintaining their eligibility for listing or quoting on an exchange or quotation system;

provided that:

  •
  no such amendment may adversely affect in any material respect the rights of the holders of the capital securities; and

  •
  any such amendment will become effective when notice of the amendment is given to the holders of trust securities.

        Each trust agreement may be amended by the property trustee and us with:

  •
  the consent of holders representing at least a majority (based upon liquidation amounts) of the outstanding trust securities; and

  •
  receipt by the Issuer Trust trustees of an opinion of counsel to the effect that the amendment or the exercise of any power granted to the Issuer Trust trustees in accordance with the amendment will not cause the Issuer Trust to be taxable as a corporation or affect the Issuer Trust's status as a grantor trust for U.S. federal income tax purposes or the Issuer Trust's exemption from status as an "investment company" under the Investment Company Act, provided that, without the consent of each holder of trust securities, the trust agreement may not be amended to:

  •
  change the amount or timing of any distribution on the trust securities or otherwise adversely affect the amount of any distribution required to be made in respect of the trust securities as of a specified date; or

  •
  restrict the right of a holder of trust securities to institute suit for the enforcement of any such payment on or after such date.

        So long as any corresponding junior subordinated debentures are held by the property trustee on behalf of the Issuer Trust, the property trustee may not:

  •
  direct the time, method and place of conducting any proceeding for any remedy available to the property trustee, or executing any trust or power conferred on the debenture trustee with respect to the corresponding junior subordinated debentures;

  •
  waive any past default that is waivable under the junior indenture;

  •
  exercise any right to rescind or annul a declaration that the principal of all the junior subordinated debentures will be due and payable; or

  •
  consent to any amendment, modification or termination of the junior indenture or the corresponding junior subordinated debentures, where this consent is required, without, in each case, obtaining the prior approval of the holders of a majority in aggregate liquidation amount of all outstanding capital securities;

provided, however, that where a consent under the junior indenture would require the consent of each holder of corresponding junior subordinated debentures affected, no such consent will be given by the property trustee without the prior consent of each holder of the related capital securities. The property trustee will not revoke any action previously authorized or approved by a vote of the holders of the capital securities except by subsequent vote of the holders of those capital securities. The property trustee will notify each holder of capital securities of any notice of default with respect to the corresponding junior subordinated debentures. In addition to obtaining the foregoing approvals of the holders of the capital securities, prior to taking any of the foregoing actions, the property trustee must obtain an opinion of counsel to the effect that:

  •
  the Issuer Trust will not be classified as an association taxable as a corporation for U.S. federal income tax purposes on account of the action; and

  •
  the action will not cause the Issuer Trust to be classified as other than a grantor trust for U.S. federal income tax purposes.

        Any required approval of holders of capital securities may be given at a meeting of holders of capital securities convened for that purpose or pursuant to written consent. The property trustee will cause a notice of any meeting at which holders of capital securities are entitled to vote, or of any matter upon which action by written consent of those holders is to be taken, to be given to each holder of record of capital securities in the manner set forth in each trust agreement.

        No vote or consent of the holders of capital securities will be required for an Issuer Trust to redeem and cancel its capital securities in accordance with the applicable trust agreement.

        Notwithstanding that holders of capital securities are entitled to vote or consent under any of the circumstances described above, any of the capital securities that are owned by us, the Issuer Trust trustees or any affiliate of us or any Issuer Trust trustees, will, for purposes of that vote or consent, be treated as if they were not outstanding.

Global Capital Securities

        Unless otherwise set forth in a prospectus supplement, any capital securities will be represented by fully registered global certificates issued as global capital securities that will be deposited with, or on behalf of, a depositary with respect to that series instead of paper certificates issued to each individual holder. The depositary arrangements that will apply, including the manner in which principal of and premium, if any, and interest on capital securities and other payments will be payable, are discussed in more detail under the heading "Issuance of Global Securities."

Payment and Paying Agency

        Payments in respect of capital securities will be made to DTC as described under "Issuance of Global Securities." If any capital securities are not represented by global certificates, payments will be made by check mailed to the address of the holder entitled to them as it appears on the register. Unless otherwise specified in the applicable prospectus supplement, the paying agent will initially be the property trustee and any co-paying agent chosen by the property trustee and reasonably acceptable to the administrative trustees and us. The paying agent will be permitted to resign as paying agent upon 30 days' written notice to the administrative trustees, the property trustee and us. In the event that the property trustee is no longer the paying agent, the administrative trustees will appoint a successor (which will be a bank or trust company acceptable to the property trustee and us) to act as paying agent.

Registrar and Transfer Agent

        Unless otherwise specified in the applicable prospectus supplement, the property trustee will act as registrar and transfer agent for the capital securities.

        Registration of transfers of capital securities will be effected without charge by or on behalf of each Issuer Trust, but upon payment of any tax or other governmental charges that may be imposed in connection with any transfer or exchange. The Issuer Trusts will not be required to register or cause to be registered the transfer of their capital securities after the capital securities have been called for redemption.

Information Concerning the Property Trustee

        The property trustee, other than during the occurrence and continuance of an event of default, undertakes to perform only those duties specifically set forth in each trust agreement and, after an event of default, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. The property trustee is under no obligation to exercise any of the powers vested in it by the applicable trust agreement at the request of any holder of capital securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred as a result. If no event of default has occurred and is continuing and the property trustee is required to decide between alternative causes of action, construe ambiguous provisions in the applicable trust agreement or is unsure of the application of any provision of the applicable trust agreement, and the matter is not one on which holders of capital securities are entitled under the trust agreement to vote, then the property trustee will take such action as is directed by us and if not so directed, will take such action as it deems advisable and in the best interests of the holders of the trust securities and will have no liability except for its own bad faith, negligence or willful misconduct.

Miscellaneous

        The administrative trustees and the property trustee are authorized and directed to conduct the affairs of and to operate the Issuer Trusts in such a way that no Issuer Trust will be (1) deemed to be an "investment company" required to be registered under the Investment Company Act or (2) classified as an association taxable as a corporation or as other than a grantor trust for U.S. federal income tax purposes and so that the corresponding junior subordinated debentures will be treated as indebtedness of Capitol for U.S. federal income tax purposes. In addition, we, the administrative trustees and the property trustee are authorized to take any action not inconsistent with applicable law, the certificate of trust of each Issuer Trust or each trust agreement, that we and the administrative trustees determine in their discretion to be necessary or desirable for such purposes as long as such action does not materially adversely affect the interests of the holders of the related capital securities.

        Holders of the capital securities have no preemptive or similar rights.

        No Issuer Trust may borrow money or issue debt or mortgage or pledge any of its assets.

JUNIOR SUBORDINATED DEBENTURES

        The following description summarizes the material provisions of the junior indentures and the junior subordinated debentures to be issued under the corresponding junior indenture. This description is not complete and is qualified in its entirety by reference to the applicable junior indenture and the Trust Indenture Act. The specific terms of the applicable junior subordinated debentures will be described in the applicable prospectus supplement, and may differ from the general description of the terms presented below. Each junior indenture will be qualified under the Trust Indenture Act and has been filed as an exhibit to our registration statement or will be filed in a Current Report on Form 8-K and incorporated by reference in the registration statement prior to an applicable offering. Whenever particular defined terms of the junior indentures (as supplemented or amended from time to time) are referred to in this prospectus or a prospectus supplement, those defined terms are incorporated in this prospectus or that prospectus supplement by reference.

General

        Each series of the junior subordinated debentures are to be issued under separate indentures, to be entered into between Capitol and a trustee. Each indenture is referred herein to as the "junior indenture" and the related trustee is referred to as the "junior trustee." Unless specified in a prospectus supplement, each series of junior subordinated debentures will rank equally with all other junior subordinated debentures and will be unsecured and subordinate and junior in right of payment to the extent and in the manner set forth in the junior indenture to all of our senior indebtedness, including any senior debt securities and any subordinated debt securities. See "—Subordination of Junior Subordinated Debentures." Because we are a holding company and a legal entity separate and distinct from our subsidiaries, our rights to participate in any distribution of assets of a subsidiary upon its liquidation, reorganization or otherwise, and the holders of junior subordinated debentures' ability to benefit indirectly from that distribution, would be subject to prior creditor's claims, except to the extent we may ourselves be recognized as a creditor of that subsidiary. Accordingly, the junior subordinated debentures will be effectively subordinated to all existing and future liabilities of our subsidiaries, and holders of junior subordinated debentures should look only to our assets for payments on the junior subordinated debentures. Except as otherwise provided in the applicable prospectus supplement, the junior indenture does not limit the incurrence or issuance of other secured or unsecured debt of Capitol, including senior debt, whether under the junior indenture, any other existing indenture or any other indenture that we may enter into in the future or otherwise. See "—Subordination of Junior Subordinated Debentures" and the prospectus supplement relating to any offering of capital securities or junior subordinated debentures.

        Each series of the junior subordinated debentures will be issuable pursuant to separate junior indentures.

        The particular terms of any junior subordinated debentures will be contained in a prospectus supplement. The prospectus supplement will describe the following terms of the junior subordinated debentures:

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  the title of the junior subordinated debentures;

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  any limit upon the aggregate principal amount of the junior subordinated debentures;

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  the date or dates on which the principal of the junior subordinated debentures must be paid;

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  the interest rate or rates, if any, applicable to the junior subordinated debentures;

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  the dates on which any such interest will be payable;

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  our right, if any, to defer or extend an interest payment date;

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  the record dates for any interest payable on any interest payment date or the method by which any of the foregoing will be determined;

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  the place or places where the principal of and premium, if any, and interest on the junior subordinated debentures will be payable and where, subject to the terms of the junior indenture as described below under "—Denominations, Registration and Transfer," the junior subordinated debentures may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon us in respect of the junior subordinated debentures and the junior indenture may be made;

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  any period or periods within which or date or dates on which, the price or prices at which and the terms and conditions upon which junior subordinated debentures may be redeemed, in whole or in part, at the holder's option or at our option;

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  the obligation or the right, if any, of Capitol or a holder to redeem, purchase or repay the junior subordinated debentures and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which the junior subordinated debentures will be redeemed, repaid or purchased, in whole or in part, pursuant to that obligation;

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  the denominations in which any junior subordinated debentures will be issued;

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  if other than in U.S. dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest and additional interest, if any, on the junior subordinated debentures will be payable, or in which the junior subordinated debentures will be denominated;

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  any additions, modifications or deletions in the events of default under the junior indenture or covenants of Capitol specified in the junior indenture with respect to the junior subordinated debentures;

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  if other than the principal amount, the portion of the junior subordinated debentures' principal amount that will be payable upon declaration of acceleration of their maturity;

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  whether the applicable junior subordinated debentures, in whole or in any specified part, will be defeasible and, if other than by a board resolution, the manner in which any election by us to defease the junior subordinated debentures will be evidenced;

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  any additions or changes to the applicable junior indenture with respect to such junior subordinated debentures that are necessary to permit or facilitate the issuance of such junior subordinated debentures in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

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  any index or indices used to determine the amount of payments of principal of and premium, if any, on the junior subordinated debentures and the manner in which those amounts will be determined;

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  the terms and conditions relating to the issuance of a temporary global security representing all of such junior subordinated debentures of that series and the exchange of the temporary global security for definitive junior subordinated debentures;

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  whether the applicable junior subordinated debentures will be issued in whole or in part in the form of one or more global securities and, if so, the depositary for the global securities;

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  the appointment of any paying agent or agents;

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  the terms and conditions of any obligation or right of us or a holder to convert or exchange the junior subordinated debentures into capital securities;

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  the form of trust agreement and guarantee agreement, if applicable;

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  the relative degree, if any, to which junior subordinated debentures of that series will be senior to or be subordinated to other series of junior subordinated debentures or other indebtedness of Capitol in right of payment, whether the other series of junior subordinated debentures or other indebtedness are outstanding or not; and

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  any other terms of the junior subordinated debentures not inconsistent with the provisions of the applicable junior indenture.

        Unless otherwise described in the applicable prospectus supplement, principal, premium, if any, and interest, if any, on the junior subordinated debentures will be payable, and the junior subordinated debentures will be transferable, at the office of the junior trustee, except that interest may be paid at our option by check mailed to the address of the holder entitled to it as it appears on the security register.

        Junior subordinated debentures may be sold at a substantial discount below their stated principal amount bearing no interest or interest at a rate which at the time of issuance is below market rates. Federal income tax consequences and other special considerations applicable to any such junior subordinated debentures will be summarized in the applicable prospectus supplement.

        If the purchase price of any of the junior subordinated debentures is payable in whole or in part in any currency other than U.S. dollars or if any junior subordinated debentures are denominated in whole or in part in any currency other than U.S. dollars, if the principal of, premium, if any, or interest on the junior subordinated debentures are to be payable in one or more foreign currencies or currency units, or if any index is used to determine the amount of payments of principal of, premium, if any, or interest on any series of the junior subordinated debentures, the restrictions, elections, certain U.S. federal income tax consequences, specific terms and other information with respect to that series of junior subordinated debentures and the foreign currencies or currency units will be described in the applicable prospectus supplement.

        Unless specified in a prospectus supplement, the junior indenture will not contain any provisions that would provide protection to holders of the junior subordinated debentures against any highly leveraged or other transaction involving us that may adversely affect holders of the junior subordinated debentures.

        The junior indenture allows us to merge or consolidate with another company, or to sell all or substantially all of our assets to another company. If these events occur, the other company will be required to assume our responsibilities relating to the junior subordinated debentures, and we will be released from all liabilities and obligations. See "—Consolidation, Merger, Sale of Assets and Other Transactions" below for a more detailed discussion. The junior indenture provides that we and the junior trustee may change certain of our obligations or certain rights of holders of the junior subordinated debentures of that series. However, to change the amount or timing of principal, interest or other payments under the junior subordinated debentures, every holder in the series must consent. See "—Modification of the Junior Indenture" below for a more detailed discussion.

Denominations, Registration and Transfer

        Unless otherwise described in the applicable prospectus supplement, the junior subordinated debentures will be issued only in registered form, without coupons, in denominations specified in the applicable prospectus supplement. See "Issuance of Global Securities." Subject to restrictions relating to junior subordinated debentures represented by global securities, junior subordinated debentures of any series will be exchangeable for other junior subordinated debentures of the same issue and series, of any authorized denominations, of a like aggregate principal amount, of the same original issue date and stated maturity and bearing the same interest rate.

        Subject to restrictions relating to junior subordinated debentures represented by global securities, junior subordinated debentures may be presented for exchange as provided above, and may be presented for registration of transfer (with the form of transfer endorsed thereon, or a satisfactory written instrument of transfer, duly executed) at the office of the appropriate securities registrar or at the office of any transfer agent designated by us for such purpose with respect to any series of junior subordinated debentures and referred to in the applicable prospectus supplement, without service charge and upon payment of any taxes and other governmental charges as described in the junior indenture. We will appoint the junior trustee as securities registrar under the junior indenture. If the applicable prospectus supplement refers to any transfer agents (in addition to the securities registrar) initially designated by us for any series of junior subordinated debentures, we may at any time rescind the designation of any of these transfer agents or approve a change in the location through which any of these transfer agents acts, provided that we maintain a transfer agent in each place of payment for that series. We may at any time designate additional transfer agents for any series of junior subordinated debentures.

        In the event of any redemption, neither we nor the junior trustee will be required to:

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  issue, register the transfer of or exchange junior subordinated debentures of any series during the period beginning at the opening of business 15 days before the day of selection for redemption of junior subordinated debentures of that series and ending at the close of business on the day of mailing of the relevant notice of redemption; or

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  transfer or exchange any junior subordinated debentures so selected for redemption, except, in the case of any junior subordinated debentures being redeemed in part, any portion thereof not being redeemed.

Option to Defer Interest Payments

        If provided in the applicable prospectus supplement, so long as no debenture event of default (as defined below) has occurred and is continuing, we will have the right at any time and from time to time during the term of any series of junior subordinated debentures to defer payment of interest for up to the number of consecutive interest payment periods that is specified in the applicable prospectus supplement, referred to as an "extension period," subject to the terms, conditions and covenants, if any, specified in the prospectus supplement, provided that the extension period may not extend beyond the stated maturity of the applicable series of junior subordinated debentures. U.S. federal income tax consequences and other special considerations applicable to any such junior subordinated debentures will be described in the applicable prospectus supplement.

        As a consequence of any such deferral, distributions on the capital securities would be deferred (but would continue to accumulate additional distributions at the rate per annum described in the prospectus supplement for the capital securities) by the Issuer Trust of the capital securities during the extension period. During any applicable extension period, we may not:

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  declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of our capital stock other than:

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  dividends or distributions in our common stock or a declaration of a non-cash dividend in connection with implementing a shareholder rights plan, or the issuance or redemption of stock pursuant to a shareholder rights plan,

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  purchases of our common stock under officer, director or employee benefit plans, or

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  as a result of reclassifying our stock;

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  make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any of our debt securities that rank on a parity in all respects with or junior in interest to the corresponding junior subordinated debentures, or make any payment under a guarantee of any subsidiary's securities if the guarantee ranks on a parity in all respects with or junior in interest to the corresponding junior subordinated debentures; or

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  acquire any of the capital securities or redeem or acquire less than all of the corresponding junior subordinated debentures.

        Prior to the termination of any applicable extension period, we may further defer the payment of interest.

        The above prohibitions will also apply if the junior subordinated debentures are held by an Issuer Trust and:

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  an event of default under the junior indenture with respect to the respective junior subordinated debentures shall have occurred, or

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  we are in default with respect to our payment of any obligations under the guarantee related to the related capital securities.

Redemption

        Unless otherwise indicated in the applicable prospectus supplement, junior subordinated debentures will not be subject to any sinking fund.

        Unless otherwise indicated in the applicable prospectus supplement, we may, at our option and subject to receipt of prior approval by the Federal Reserve Board if such approval is then required under applicable capital guidelines or policies, redeem the junior subordinated debentures of any series in whole at any time or in part from time to time. If the junior subordinated debentures of any series are so redeemable only on or after a specified date or upon the satisfaction of additional conditions, the applicable prospectus supplement will specify this date or describe these conditions. Unless otherwise indicated in the form of security, junior subordinated debentures in denominations larger than the liquidation amount may be redeemed in part but only in integral multiples of the liquidation amount. Except as otherwise specified in the applicable prospectus supplement, the redemption price for any junior subordinated debenture will equal any accrued and unpaid interest (including any additional interest) to the redemption date, plus 100% of the principal amount.

        Except as otherwise specified in the applicable prospectus supplement, if a tax event (as defined below), a capital treatment event (as defined below) or an investment company event (as defined below) has occurred and is continuing, we may, at our option and subject to receipt of prior approval by the Federal Reserve Board if such approval is then required under applicable capital guidelines or policies, redeem that series of junior subordinated debentures in whole or in part at any time within 180 days following the occurrence of the tax event, capital treatment event or investment company event, at a redemption price equal to 100% of the principal amount of the junior subordinated debentures then outstanding plus accrued and unpaid interest to the date fixed for redemption, except as otherwise specified in the applicable prospectus supplement.

        A "capital treatment event" means, in respect of the Issuer Trust, the receipt by us and the Issuer Trust of an opinion of counsel, experienced in such matters, to the effect that as a result of:

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  any amendment to or change, including any announced prospective change, in the laws, or any rules or regulations under the laws, of the United States or of any political subdivision of or in the United States, if the amendment or change is effective on or after the date the capital securities of such Issuer Trust are issued; or

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  any official or administrative pronouncement or action or any judicial decision interpreting or applying such laws or regulations, if the pronouncement, action or decision is announced on or after the date the capital securities of such Issuer Trust are issued;

there is more than an insubstantial risk that we will not be entitled to treat the liquidation amount of the capital securities as "Tier 1 Capital" for purposes of the applicable Federal Reserve risk-based capital adequacy guidelines as then in effect.

        A "tax event" means the receipt by us and the Issuer Trust of an opinion of counsel, experienced in such matters, to the following effect that, as a result of any amendment to or change, including any announced prospective change, in the laws or any regulations under the laws of the United States or of any political subdivision or taxing authority of or in the United States effective or announced on or after the date the junior subordinated debentures are issued, or as a result of any official administrative pronouncement or any judicial decision interpreting or applying such laws or regulations effective or announced on or after the date the junior subordinated debentures are issued, there is more than an insubstantial risk that any of the following will occur:

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  the applicable Issuer Trust is, or will be within 90 days of the delivery of the opinion of counsel, subject to U.S. federal income tax on income received or accrued on the corresponding junior subordinated debentures;

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  interest payable by us on the corresponding junior subordinated debentures is not, or within 90 days of the delivery of the opinion of counsel will not be, deductible by us, in whole or in part, for U.S. federal income tax purposes; or

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  the Issuer Trust is, or will be within 90 days of the delivery of the opinion of counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

        An "investment company event" means the receipt by us and the Issuer Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority and, such Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the capital securities of such Issuer Trust.

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of junior subordinated debentures to be redeemed at its registered address. Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the junior subordinated debentures or portions thereof called for redemption.

Modification of the Junior Indenture

        From time to time we and the junior trustee may, without the consent of the holders of any series of junior subordinated debentures, amend, waive or supplement the provisions of the junior indenture for specified purposes, including, among other things, curing ambiguities, defects or inconsistencies (provided that any such action does not materially adversely affect the interests of the holders of any series of junior subordinated debentures or, in the case of corresponding junior subordinated debentures, the holders of the related capital securities so long as they remain outstanding) and qualifying, or maintaining the qualification of, the junior indenture under the Trust Indenture Act. The junior indenture contains provisions permitting us and the junior trustee, with the consent of the holders of not less than a majority in principal amount of each outstanding series of junior subordinated debentures affected, to modify the junior indenture in a manner adversely affecting the rights of the holders of such series of the junior subordinated debentures in any material respect; provided, that no such modification may, without the consent of the holder of each outstanding junior subordinated debenture so affected:

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  extend the fixed maturity of the junior subordinated debentures, reduce their principal amount or reduce the amount or extend the time for payment of interest; or

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  reduce the above-stated percentage of outstanding junior subordinated debentures necessary to modify or amend the applicable indenture.

        Where an amendment or supplement requires the consent of a majority of the outstanding subordinated debentures, it will not be effective until it is consented to by a majority in liquidation preference of the corresponding capital securities. Where an amendment or supplement requires the consent of each holder of the junior subordinated debentures, it will not be effective until consented to by each holder of the corresponding capital securities.

Events of Default

        Unless specified in a prospective supplement, the following events will be "debenture events of default" with respect to each series of junior subordinated debenture:

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  default for 30 days in interest payment of any security of that series, including any additional interest (subject to the deferral of any due date in the case of an extension period);

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  default in any principal or premium payment on any security of junior subordinated debenture at its stated maturity, upon redemption, by declaration or otherwise;

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  failure by us for 90 days in performing any other covenant or agreement in the junior indenture after:

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  we are given written notice by the junior trustee; or

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  the holders of at least 25% in aggregate principal amount of the outstanding securities of that series give written notice to us and the junior trustee;

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  our bankruptcy, insolvency or reorganization;

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  the corresponding Issuer Trust dissolves, winds up its business or otherwise terminates its existence, except in connection with the distribution of junior subordinated debentures to holders of trust securities in liquidation of their interests, the redemption of all of the Issuer

    Trusts' outstanding trust securities or certain permitted mergers, consolidations or amalgamations; or

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  any other event of default provided for that series, as described in the applicable prospectus supplement.

        The holders of a majority in aggregate outstanding principal amount of junior subordinated debentures of each series affected have the right to direct the time, method and place of conducting any proceeding for any remedy available to the junior trustee. The principal (or, if the junior subordinated debentures of such series are discount securities, the portion of the principal amount specified in a prospectus supplement) will become due and payable immediately upon a debenture event of default resulting from our bankruptcy, insolvency or reorganization. The junior trustee or the holders of at least 25% in aggregate outstanding principal amount of junior subordinated debentures of each series affected may declare the principal (or, if the junior subordinated debentures of such series are discount securities, the portion of the principal amount specified in a prospectus supplement) due and payable immediately upon any other debenture event of default. In the case of corresponding junior subordinated debentures, should the junior trustee or the holders of such corresponding junior subordinated debentures fail to make this declaration, the holders of at least 25% in aggregate liquidation amount of the related capital securities will have the right to make this declaration. The holders of a majority in aggregate outstanding principal amount of junior subordinated debentures of each series affected may annul the declaration and waive the default, provided all defaults have been cured and all payment obligations have been made current. In the case of corresponding junior subordinated debentures, should the holders of such corresponding junior subordinated debentures fail to annul the declaration and waive the default, the holders of a majority in aggregate liquidation amount of the related capital securities will have the right to do so. In the event of our bankruptcy, insolvency or reorganization, junior subordinated debentures holders' claims would fall under the broad equity power of a federal bankruptcy court, and to that court's determination of the nature of those holders' rights.

        The holders of a majority in aggregate outstanding principal amount of each series of junior subordinated debentures affected may, on behalf of the holders of all the junior subordinated debentures of that series, waive any default, except a default in the payment of principal or premium, if any, or interest (including any additional interest) (unless the default has been cured and a sum sufficient to pay all matured installments of interest (including any additional interest) and principal due otherwise than by acceleration has been deposited with the junior trustee) or a default in respect of a covenant or provision which under the junior indenture cannot be modified or amended without the consent of the holder of each outstanding junior subordinated debenture of that series. In the case of corresponding junior subordinated debentures, should the holders of such corresponding junior subordinated debentures fail to waive the default, the holders of a majority in aggregate liquidation amount of the related capital securities will have the right to do so. We are required to file annually with the junior trustee a certificate as to whether or not we are in compliance with all the conditions and covenants applicable to us under the junior indenture.

        In case a debenture event of default has occurred and is continuing as to a series of corresponding junior subordinated debentures, if neither the junior trustee nor the holders of the junior subordinated debentures accelerate the corresponding junior subordinated debentures, the holders of the capital securities will have the right to declare the principal of and the interest on the corresponding junior subordinated debentures, and any other amounts payable under the junior indenture, to be immediately due and payable and to enforce their other rights as creditors with respect to the corresponding junior subordinated debentures.

Enforcement of Certain Rights by Holders of Capital Securities

        If a debenture event of default with respect to a series of corresponding junior subordinated debentures has occurred and is continuing and the event is attributable to our failure to pay interest or principal on the corresponding junior subordinated debentures on the date the interest or principal is due and payable, a holder of the related capital securities may institute a legal proceeding directly against us for enforcement of payment to that holder of the principal of or interest (including any additional interest) on corresponding junior subordinated debentures having a principal amount equal to the aggregate liquidation amount of the related capital securities of that holder (a "direct action"). We may not amend the junior indenture to remove this right to bring a direct action without the prior written consent of the holders of all of the related capital securities outstanding. If the right to bring a direct action is removed, the applicable Issuer Trust may become subject to reporting obligations under the Exchange Act. We will have the right under the junior indenture to set-off any payment made to the holder of the related capital securities by us in connection with a direct action.

        The holders of related capital securities will not be able to exercise directly any remedies other than those set forth in the preceding paragraph available to the holders of the junior subordinated debentures unless there has occurred an event of default under the trust agreement. See "Capital Securities and Related Instruments—Events of Default; Notice."

Consolidation, Merger, Sale of Assets and Other Transactions

        Unless specified in a prospectus supplement, the junior indenture allows us to consolidate or merge with or into another corporation or to sell, convey, transfer or otherwise dispose of our property as an entirety, or substantially as an entirety, to another corporation. In the junior indenture, however, we covenant and agree that:

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  upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of and premium, if any and interest on all of the junior subordinated debentures, and the due and punctual performance and observance of all of our covenants under the junior indenture, will be expressly assumed by the entity formed by the consolidation or into which we are merged, or by the entity that acquires our property, and, if applicable, the ultimate parent entity of the successor entity will expressly assume our obligations under the related guarantee;

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  the successor will be organized under the laws of the United States or any state or the District of Columbia; and

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  immediately after giving effect to the transaction, no debenture event of default, and no event which, after notice or lapse of time or both, would become a debenture event of default, will have occurred and be continuing.

        The general provisions of the junior indenture do not afford holders of the junior subordinated debentures protection in the event of a highly leveraged or other transaction involving us that may adversely affect holders of the junior subordinated debentures.

Satisfaction and Discharge

        The junior indenture provides that when, among other things, all junior subordinated debentures not previously delivered to the junior trustee for cancellation:

  •
  have become due and payable;

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  will become due and payable at their stated maturity within one year; or

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  are to be called for redemption within one year under arrangements satisfactory to the junior trustee for the giving of notice of redemption by the junior trustee;

and we deposit or cause to be deposited with the junior trustee funds, in trust, for the purpose and in an amount in the currency or currencies in which the junior subordinated debentures are payable sufficient to pay and discharge the entire indebtedness on the junior subordinated debentures not previously delivered to the junior trustee for cancellation, for the principal, premium, if any, and interest (including any additional interest) to the date of the deposit or to the stated maturity, as the case may be, then the junior indenture will cease to be of further effect (except as to our obligations to pay all other sums due under the junior indenture and to provide the officers' certificates and opinions of counsel described therein), and we will be deemed to have satisfied and discharged the junior indenture.

Conversion or Exchange

        If and to the extent indicated in the applicable prospectus supplement, a series of junior subordinated debentures may be convertible or exchangeable into junior subordinated debentures of another series or into capital securities of another series. The specific terms on which series may be converted or exchanged will be described in the applicable prospectus supplement. These terms may include provisions for conversion or exchange, whether mandatory, at the holder's option, or at our option, in which case the number of shares of capital securities or other securities the junior subordinated debenture holder would receive would be calculated at the time and manner described in the applicable prospectus supplement.

Subordination of Junior Subordinated Debentures

        The junior subordinated debentures will be subordinate in right of payment, to the extent set forth in the junior indenture, to all our senior indebtedness. As used in this prospectus with respect to the junior subordinated debentures, the term "senior indebtedness" means:

  •
  senior debt, which means all debt (as defined in the junior indenture) incurred before or after the date of the junior indenture unless the instrument evidencing the debts provides that it is not superior in right of payment to the junior subordinated debentures or to other debt which ranks equally with, or is subordinate to, the junior subordinated debentures, except that senior debt does not include:

  •
  non-recourse debt;

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  debt we owe to our subsidiaries;

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  debt we owe to any employee;

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  debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business; or

  •
  subordinated debt (as defined below);

  •
  subordinated debt, which means debt incurred before or after the date of the junior indenture which is by its terms expressly provided to be junior and subordinate to our senior debt (other than the junior subordinated debentures), except that subordinated debt does not include:

  •
  non-recourse debt;

  •
  debt we owe to our subsidiaries;

    •
    debt we owe to any employee;

    •
    debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business;

    •
    senior debt (as defined above); and

    •
    debt under debt securities (and guarantees in respect of these debt securities) initially issued to any trust, partnership or other entity affiliated with us that is, directly or indirectly, our financing vehicle in connection with the issuance by that entity of preferred securities or other securities which are intended to qualify for Tier 1 capital treatment; and

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  additional senior obligations, which means all our indebtedness incurred before or after the date of the junior indenture for claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, except that additional senior obligations do not include:

  •
  claims in respect of senior debt or subordinated debt; or

  •
  obligations which, by their terms, are expressly stated to be not superior in right of payment to the junior subordinated debentures or to rank pari passu in right of payment with the junior subordinated debentures.

        If we default in the payment of any principal, premium, if any, or interest, if any, or any other amount payable on any senior indebtedness when it becomes due and payable, whether at maturity or at a date fixed for redemption or by declaration of acceleration or otherwise, then we may not make any payment on the junior subordinated debentures. With some limitations, if the junior trustee receives a prohibited payment, it must pay it over to the holders of senior indebtedness.

        In any distribution to creditors upon our dissolution or winding-up or liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all senior indebtedness must first be paid in full before we make any payment of the principal (and premium, if any) or interest on the junior subordinated debentures. Upon any such dissolution or winding-up or liquidation or reorganization, any payment by us, or distribution of our assets to which the holders of junior subordinated debentures or the junior trustee would be entitled to receive must instead be paid by us or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making the payment or distribution, or by the holders of the junior subordinated debentures or the junior trustee if received by them, directly to the holders of our senior indebtedness to the extent necessary to pay the senior indebtedness in full before any payment or distribution is made to the holders of junior subordinated debentures or the junior trustee.

        The junior indenture places no limitation on the amount of additional senior indebtedness that may be incurred by us. We expect from time to time to incur additional indebtedness constituting senior indebtedness.

Trust Expenses

        Pursuant to the guarantee and the expense agreement, we, as borrower, will agree to pay all debts and other obligations (other than with respect to the capital securities) and all costs and expenses of each Issuer Trust (including costs and expenses relating to the organization of each Issuer Trust, the fees and expenses of the Issuer Trustees and the cost and expenses relating to the operation of each Issuer Trust) and to pay any and all taxes and all costs and expenses with respect thereto (other than United States withholding taxes) to which each Issuer Trust might become subject.

Governing Law

        The junior indenture and the junior subordinated debentures will be governed by and construed in accordance with the laws of the State of New York.

Information Concerning the Junior Trustee

        The junior trustee will have, and be subject to, all the duties and responsibilities specified with respect to an indenture trustee under the Trust Indenture Act. Subject to these provisions, the junior trustee is under no obligation to exercise any of the powers vested in it by the junior indenture at the request of any holder of junior subordinated debentures, unless offered reasonable indemnity by that holder against the costs, expenses and liabilities which might be incurred thereby. The junior trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the junior trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

GUARANTEES

        The following description summarizes the material provisions of the guarantees. This description is not complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of each guarantee, including the definitions therein, and the Trust Indenture Act. The form of the guarantee has been filed as an exhibit to our registration statement or will be filed in a Current Report on Form 8-K and incorporated by reference in the registration statement prior to an applicable offering. Reference in this summary to capital securities means the capital securities issued by the related Issuer Trust to which a guarantee relates. Whenever particular defined terms of the guarantees are referred to in this prospectus or in a prospectus supplement, those defined terms are incorporated in this prospectus or the prospectus supplement by reference.

General

        A guarantee will be executed and delivered by us at the same time each Issuer Trust issues its capital securities. Each guarantee is for the benefit of the holders from time to time of the capital securities. A trustee will act as indenture trustee (referred to below as the "guarantee trustee") under each guarantee for the purposes of compliance with the Trust Indenture Act and each guarantee will be qualified as an indenture under the Trust Indenture Act. The guarantee trustee will hold each guarantee for the benefit of the holders of the related Issuer Trust's capital securities.

        We will irrevocably and unconditionally agree to pay in full on a subordinated basis, to the extent described below, the guarantee payments (as defined below) to the holders of the capital securities, as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer Trust may have or assert other than the defense of payment. The following payments or distributions with respect to the capital securities, to the extent not paid by or on behalf of the related Issuer Trust (referred to as the "guarantee payments"), will be subject to the related guarantee:

  •
  any accumulated and unpaid distributions required to be paid on the capital securities, to the extent that the Issuer Trust has funds on hand available for the distributions;

  •
  the redemption price with respect to any related capital securities called for redemption, to the extent that the Issuer Trust has funds on hand available for the redemptions; or

  •
  upon a voluntary or involuntary dissolution, winding up or liquidation of the Issuer Trust (unless the corresponding junior subordinated debentures are distributed to holders of such capital securities in exchange for their capital securities), the lesser of:

  •
  the liquidation distribution to the extent the Issuer Trusts shall have funds available therefor; and

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  the amount of assets of the Issuer Trust remaining available for distribution to holders of capital securities after satisfaction of liabilities to creditors of the Issuer Trust as required by applicable law.

        Our obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by us to the holders of the applicable capital securities or by causing the Issuer Trust to pay these amounts to the holders.

        Each guarantee will be an irrevocable and unconditional guarantee on a subordinated basis of the related Issuer Trust's obligations under the capital securities, but will apply only to the extent that the related Issuer Trust has funds sufficient to make such payments, and is not a guarantee of collection. See "—Status of the Guarantees."

        If we do not make interest payments on the corresponding junior subordinated debentures held by the Issuer Trust, the Issuer Trust will not be able to pay distributions on the capital securities and will not have funds legally available for the distributions. Each guarantee constitutes an unsecured obligation of ours and will rank subordinate and junior in right of payment to all of our senior indebtedness. See "—Status of the Guarantees." Because we are a holding company, our right to participate in any distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization or otherwise, is subject to the prior claims of creditors of that subsidiary, except to the extent we may ourselves be recognized as a creditor of that subsidiary. Accordingly, our obligations under the guarantees will be effectively subordinated to all existing and future liabilities of our subsidiaries, and claimants should look only to our assets for payments. Except as otherwise provided in the applicable prospectus supplement, the guarantees do not limit the incurrence or issuance of other secured or unsecured debt of ours, including senior indebtedness, whether under the junior indenture, any other existing indenture or any other indenture that we may enter into in the future or otherwise. See the applicable prospectus supplement relating to any offering of capital securities.

        We will, through the applicable guarantee, the applicable trust agreement, the applicable series of corresponding junior subordinated debentures and junior indenture, taken together, fully, irrevocably and unconditionally guarantee all of the Issuer Trust's obligations under the related capital securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes a guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of an Issuer Trust's obligations under its related capital securities. See "Relationship Among the Capital Securities and the Related Instruments."

Status of the Guarantees

        Each guarantee will constitute an unsecured obligation of ours and will rank subordinate and junior in right of payment to all of our senior indebtedness in the same manner as corresponding junior subordinated debentures.

        Each guarantee will rank equally with all other guarantees issued by us with respect to the Issuer Trusts. Each guarantee will constitute a guarantee of payment and not of collection (i.e., the guaranteed party may institute a legal proceeding directly against us to enforce its rights under the guarantee without first instituting a legal proceeding against any other person or entity). Each guarantee will be held for the benefit of the holders of the related capital securities. Each guarantee will not be discharged except by payment of the guarantee payments in full to the extent not paid by the Issuer Trust or upon distribution to the holders of the capital securities of the corresponding junior subordinated debentures. None of the guarantees places a limitation on the amount of additional senior indebtedness that may be incurred by us. We expect from time to time to incur additional indebtedness constituting senior indebtedness.

Amendments and Assignment

        Except with respect to any changes which do not materially adversely affect the material rights of holders of the related capital securities (in which case no vote of the holders will be required), no guarantee may be amended without the prior approval of the holders of at least a majority of the aggregate liquidation amount of the related outstanding capital securities. The manner of obtaining any such approval will be as described under "Capital Securities and Related Instruments—Voting Rights; Amendment of Each Trust Agreement." All guarantees and agreements contained in each guarantee will bind our successors, assigns, receivers, trustees and representatives and will inure to the benefit of the holders of the related capital securities then outstanding.

Events of Default

        Unless otherwise specified in a prospectus supplement, an event of default under each guarantee will occur upon our failure to perform any of our payment obligations under the guarantee or to perform any non-payment obligations. The holders of at least a majority in aggregate liquidation amount of the related capital securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the guarantee trustee in respect of the guarantee or to direct the exercise of any trust or power conferred upon the guarantee trustee under the guarantee.

        The holders of at least a majority in aggregate liquidation amount of the related capital securities have the right, by vote, to waive any past events of default and its consequences under each guarantee. If such a waiver occurs, any event of default will cease to exist and be deemed to have been cured under the terms of the guarantee.

        Any holder of the capital securities may, to the extent permissible under applicable law, institute a legal proceeding directly against us to enforce its rights under the guarantee without first instituting a legal proceeding against the Issuer Trust, the guarantee trustee or any other person or entity.

        We, as guarantor, are required to file annually with the guarantee trustee a certificate as to whether or not we are in compliance with all the conditions and covenants applicable to it under the guarantee.

Information Concerning the Guarantee Trustee

        The guarantee trustee, other than during the occurrence and continuance of a default by us in performance of any guarantee, undertakes to perform only those duties specifically set forth in each guarantee and, after default with respect to any guarantee, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the guarantee trustee is under no obligation to exercise any of the powers vested in it by any guarantee at the request of any holder of any capital securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred as a result. However, such a requirement does not relieve the guarantee trustee of its obligations to exercise its rights and powers under the guarantee upon the occurrence of an event of default.

Termination of the Guarantees

        Each guarantee will terminate and be of no further force and effect upon:

  •
  full payment of the redemption price of the related capital securities;

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  full payment of the amounts payable upon liquidation of the related Issuer Trust; or

  •
  the distribution of corresponding junior subordinated debentures to the holders of the related capital securities in exchange for their capital securities.

        Each guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any holder of the related capital securities must restore payment of any sums paid under the capital securities or the guarantee.

Governing Law

        Each guarantee will be governed by and construed in accordance with the laws of the State of New York.

RELATIONSHIP AMONG THE CAPITAL SECURITIES
AND THE RELATED INSTRUMENTS

        The following description of the relationship among the capital securities, the corresponding junior subordinated debentures and the relevant guarantee is not complete and is subject to, and is qualified in its entirety by reference to, each trust agreement, the junior indenture and the form of guarantee, each of which has been filed as an exhibit to our registration statement or will be filed in a Current Report on Form 8-K and incorporated by reference in the registration statement prior to an applicable offering, and the Trust Indenture Act.

Full and Unconditional Guarantee

        Payments of distributions and other amounts due on the capital securities (to the extent the related Issuer Trust has funds available for the payment of such distributions) are irrevocably guaranteed by us as described under "Guarantees." Taken together, our obligations under each series of corresponding junior subordinated debentures, the junior indenture, the related trust agreement and the related guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee of payments of distributions and other amounts due on the related capital securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes such guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of the Issuer Trust's obligations under the related capital securities. If and to the extent that we do not make payments on any series of corresponding junior subordinated debentures, an Issuer Trust will not pay distributions or other amounts due on its related capital securities. The guarantees do not cover payment of distributions when the related Issuer Trust does not have sufficient funds to pay such distributions. In such an event, the remedy of a holder of any capital securities is to institute a legal proceeding directly against us pursuant to the terms of the junior indenture for enforcement of payment of amounts of such distributions to such holder. Our obligations under each guarantee are subordinate and junior in right of payment to all of our senior indebtedness.

Sufficiency of Payments

        As long as payments of interest and other payments are made when due on each series of corresponding junior subordinated debentures, such payments will be sufficient to cover distributions and other payments due on the related capital securities, primarily because:

  •
  the aggregate principal amount of each series of corresponding junior subordinated debentures will be equal to the sum of the aggregate stated liquidation amount of the related capital securities and related trust common securities;

  •
  the interest rate and interest and other payment dates on each series of corresponding junior subordinated debentures will match the distribution rate and distribution and other payment dates for the related capital securities; and

  •
  each trust agreement provides that the Issuer Trust will not engage in any activity that is inconsistent with the limited purposes of such Issuer Trust.

        Notwithstanding anything to the contrary in the junior indenture, we have the right to set-off any payment we are otherwise required to make under the junior indenture with a payment we make under the related guarantee.

Enforcement Rights of Holders of Capital Securities

        A holder of any related capital security may, to the extent permissible under applicable law, institute a legal proceeding directly against us to enforce its rights under the related guarantee without first instituting a legal proceeding against the guarantee trustee, the related Issuer Trust or any other person or entity.

        A default or event of default under any of our senior indebtedness would not constitute a default or event of default under the junior indenture. However, in the event of payment defaults under, or acceleration of, our senior indebtedness, the subordination provisions of the junior indenture provide that no payments may be made in respect of the corresponding junior subordinated debentures until the senior indebtedness has been paid in full or any payment default has been cured or waived. Failure to make required payments on any series of corresponding junior subordinated debentures would constitute an event of default under the junior indenture.

Limited Purpose of Issuer Trusts

        Each Issuer Trust's capital securities evidence a preferred and undivided beneficial interest in the Issuer Trust, and each Issuer Trust exists for the sole purpose of issuing its capital securities and trust common securities and investing the proceeds thereof in corresponding junior subordinated debentures and engaging in only those other activities necessary or incidental thereto. A principal difference between the rights of a holder of a capital security and a holder of a corresponding junior subordinated debenture is that a holder of a corresponding junior subordinated debenture is entitled to receive from us the principal amount of and interest accrued on corresponding junior subordinated debentures held, while a holder of capital securities is entitled to receive distributions from the Issuer Trust (or from us under the applicable guarantee) if and to the extent the Issuer Trust has funds available for the payment of such distributions.

Rights upon Termination

        Upon any voluntary or involuntary termination, winding-up or liquidation of any Issuer Trust involving our liquidation, the holders of the related capital securities will be entitled to receive, out of the assets held by such Issuer Trust, the liquidation distribution in cash. See "Capital Securities and Related Instruments—Liquidation Distribution Upon Dissolution." Upon any voluntary or involuntary liquidation or bankruptcy of ours, the property trustee, as holder of the corresponding junior subordinated debentures, would be a subordinated creditor of ours, subordinated in right of payment to all senior indebtedness as set forth in the junior indenture, but entitled to receive payment in full of principal and interest, before any stockholders of ours receive payments or distributions. Since we are the guarantor under each guarantee, the positions of a holder of capital securities and a holder of corresponding junior subordinated debentures relative to other creditors and to our stockholders in the event of our liquidation or bankruptcy are expected to be substantially the same.

ISSUANCE OF GLOBAL SECURITIES

General

        The debt securities and the capital securities may be issued in whole or in part in the form of one or more fully-registered global securities that will be deposited with, or on behalf of, a depository which, unless otherwise indicated in the applicable prospectus supplement for such securities, will be DTC. Global capital securities may be issued in either temporary or permanent form. Unless and until it is exchanged in whole or in part for securities in certificated form, a global security may not be transferred except as a whole in the following manner:

  •
  by the depository for such global security to a nominee of such depository, or

  •
  by a nominee of such depository to such depository or another nominee of such depository, or

  •
  by such depository or any such nominee to a successor of such depository or a nominee of such successor, or

  •
  in the manner provided below under "—Book-Entry Issuance."

        The specific terms of the depository arrangement with respect to any debt securities or capital securities will be described in the applicable prospectus supplement. We anticipate that the following provisions will apply to all depository arrangements.

        Upon the issuance of a global security and the deposit of such global security with or on behalf of the depository, the depository for such global security will credit, on its book-entry registration and transfer system, the respective principal amounts of the debt securities represented by such global security, or, in the case of capital securities, the respective aggregate liquidation amounts of the capital securities represented by such global security, to the accounts of persons that have accounts with such depository (each such person, a "participant"), which may include Euroclear and Clearstream. The accounts to be credited shall be designated by the dealers, underwriters or agents participating in the distribution of such debt securities or capital securities or by us if we have offered and sold such debt securities or capital securities directly. Ownership of beneficial interests in a global security will be limited to participants or persons that may hold interests through participants.

        Ownership of a beneficial interest in such global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depository for such global security (with respect to interests of participants) or by participants or persons that hold through participants (with respect to interests of persons other than participants). The laws of some states require that certain purchasers of securities take physical delivery of such securities in certificated form. Such limits and such laws may impair the ability to own, transfer or pledge beneficial interests in a global security.

        So long as the depository for a global security, or its nominee, is the holder of such global security, such depository or such nominee, as the case may be, will be considered the sole owner or holder of the debt securities or capital securities represented by such global security for all purposes under the applicable indenture or trust agreement. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have debt securities or capital securities represented by such global security registered in their names, will not receive or be entitled to receive physical delivery of securities in certificated form and will not be considered the owners or holders thereof under the applicable indenture or trust agreement. Accordingly, each person owning a beneficial interest in a global security must rely on the procedures of the depository for such global security and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a holder under the applicable indenture or trust agreement. We understand that under existing industry practices, if we request any action of holders or if an owner of a beneficial interest in a global security desires to give or take any action which a holder is entitled to give or take under the applicable indenture or trust agreement, the depository for such global security would authorize the participants holding the relevant beneficial interest to give or take such action, and such participants would authorize beneficial owners owning through such participants to give or take such action or would otherwise act upon the instructions of beneficial owners holding through them.

        Payments of principal of or premium, if any, and interest, if any, on debt securities or distributions or other payments on capital securities represented by a global security registered in the name of a depository or its nominee will be made to such depository or its nominee, as the case may be, as the registered owner or the holder of the global security representing such debt securities or capital securities. None of Capitol, the trustee for such securities, any paying agent for such securities, the property trustee or the securities registrar, as applicable, will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global security for such securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

        We expect that the depository for any debt securities represented by a global debt security, upon receipt of any payment of principal, premium or interest, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such global debt security as shown on the records of such depository. We also expect that the depository for a series of capital securities or its nominee, upon receipt of any payment of liquidation amount, redemption price, premium or distributions in respect of a permanent global capital security representing any of such capital securities, immediately will credit participants' accounts with payments in amounts proportionate to their respective beneficial interest in the aggregate liquidation amount of such global capital security for such capital securities as shown on the records of such depositary or its nominee. We further expect that payments by participants to owners of beneficial interests in any such global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

        Unless otherwise specified in the applicable prospectus supplement, no global debt security may be exchanged in whole or in part for debt securities registered, and no transfer of a global debt security in whole or in part may be registered, in the name of any person other than the depository for such global debt security or a nominee thereof unless:

  •
  such depository has notified us that it is unwilling or unable to continue as depository for such global debt security or has ceased to be a clearing agency registered under the Exchange Act;

  •
  there shall have occurred and be continuing an event of default or a default, as the case may be, with respect to such global debt security; or

  •
  there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by the indentures.

        Unless otherwise specified in the applicable prospectus supplement, if a depository for a series of capital securities is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the trust within 90 days, the trust will issue individual capital securities of such series in exchange for the global capital security representing such series of capital securities. In addition, the trust may at any time and in its sole discretion, subject to any limitations described in the prospectus supplement relating to such capital securities, determine not to have any capital securities of such series represented by one or more global capital securities and, in such event, will issue individual capital securities of such series in exchange for the global capital security or securities representing such series of capital securities. Further, if the trust so specifies with respect to the capital securities of a series, an owner of a beneficial interest in a global capital security representing capital securities of such series may, on terms acceptable to the trust, the property trustee and the depository for such global capital security, receive individual capital securities of such series in exchange for such beneficial interests, subject to any limitations described in the prospectus supplement relating to such capital securities. In any such instance, an owner of a beneficial interest in a global capital security will be entitled to a physical delivery of individual capital securities of the series represented by such global capital security equal in liquidation amount to such beneficial interest and to have such capital securities registered in its name.

Book-Entry Issuance

        We expect DTC to act as securities depository for all of the debt securities. The debt securities will be issued only as fully-registered securities registered in the name of Cede & Co., DTC's nominee. DTC will thus be the only registered holder of the debt securities and will be considered the sole owner of the debt securities. One or more fully-registered global certificates will be issued for the debt securities, representing in the aggregate the aggregate principal balance of debt securities.

        We also expect DTC to act as securities depository for all of the capital securities, unless otherwise specified in the prospectus supplement. The capital securities will be issued only as fully-registered securities registered in the name of Cede & Co. One or more fully-registered global certificates will be issued for the capital securities of each trust, representing in the aggregate the total number of such trust's capital securities, and will be deposited with the property trustee as custodian for DTC.

        In this prospectus and the applicable prospectus supplement, for book-entry debt securities, references to actions taken by debt security holders will mean actions taken by DTC upon instructions from its participants, and reference to payments and notices of redemptions to debt security holders will mean payments and notices of redemption to DTC as the registered holder of the debt securities for distribution to the participants in accordance with DTC's procedures.

        DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain custodial relationships with direct participants, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.

        Purchases of debt securities or capital securities within the DTC system must be made by or through direct participants, which will receive a credit for the debt securities or capital securities on DTC's records. The beneficial ownership interest of each actual purchaser of each debt security or capital security is in turn to be recorded on the direct and indirect participants' records, including Euroclear and Clearstream. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased their securities. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in their securities, except in limited circumstances.

        Transfers between participants will be effected in accordance with DTC's procedures and will be settled in same-day funds. Transfers between participants in Euroclear and Clearstream will be effected in the ordinary way in accordance with their respective rules and operating procedures.

        Cross-market transfers between participants, on the one hand, and Euroclear participants or Clearstream participants, on the other hand, will be effected by DTC in accordance with DTC's rules on behalf of Euroclear or Clearstream, as the case may be, by its respective depository; however, such cross-market transaction will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depository to take action to effect final settlement on its behalf by delivering or receiving interests in the debt securities or capital securities in DTC, and making or receiving payment in accordance with normal procedures.

        Because of time zone differences, the securities account of a Euroclear or Clearstream participant purchasing an interest in a debt security or capital security from a participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear participant or Clearstream participant, during the securities settlement processing day (which must be a business day for Euroclear and Clearstream, as the case may be) immediately following the DTC settlement date. Cash received in Euroclear or Clearstream as a result of sales of interests in a debt security or capital security by or through a Euroclear or Clearstream participant to a participant in DTC will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream cash account only as of the business day for Euroclear or Clearstream following the DTC settlement date.

        DTC has no knowledge of the actual beneficial owners of the debt securities or capital securities; DTC's records reflect only the identity of the direct participants to whose accounts such debt securities or capital securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners and the voting rights of direct participants, indirect participants and beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Redemption notices will be sent to Cede & Co. as the registered holder of the debt securities or capital securities. If less than all of the debt securities are being redeemed, or less than all of a trust's capital securities are being redeemed, DTC will determine the amount of the interest of each direct participant to be redeemed in accordance with its then current procedures.

        Although voting with respect to the debt securities and capital securities is limited to the holders of record of the debt securities and capital securities, respectively, in those instances in which a vote is required, neither DTC nor Cede & Co. will itself consent or vote with respect to the debt securities or capital securities, as applicable. Under its usual procedures, DTC would mail an omnibus proxy to the relevant trustee as soon as possible after the record date. Such omnibus proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts such debt securities or capital securities are credited on the record date (identified in a listing attached to the omnibus proxy).

        Distribution payments on the debt securities and capital securities will be made by the relevant trustee to DTC. DTC's usual practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC, the relevant trustee, the trust thereof (in the case of capital securities) or Capitol, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the relevant trustee, and disbursements of such payments to the beneficial owners is the responsibility of direct and indirect participants.

        DTC may discontinue providing its services as securities depository with respect to any of the debt securities at any time by giving reasonable notice to the relevant trustee and to us. Under such circumstances, in the event that a successor capital securities depository is not obtained, definitive certificates representing such debt securities are required to be printed and delivered. Additionally, we, at our option, may decide to discontinue use of the system of book-entry transfers through DTC (or a successor depository). After an event of default, the holders of a majority in aggregate principal amount of debt securities may determine to discontinue the system of book-entry transfers through DTC. In any such event, definitive certificates for such debt securities will be printed and delivered.

        DTC may also discontinue providing its services as securities depository with respect to any of the capital securities at any time by giving reasonable notice to the relevant trustee and to us. In the event that a successor capital securities depository is not obtained, definitive capital security certificates representing such capital securities are required to be printed or delivered. Additionally, we, at our option, may decide to discontinue use of the system of book-entry transfers through DTC (or a successor depository). After an event of default, the holders of a majority in liquidation preference of capital securities may determine to discontinue the system of book-entry transfers through DTC. In any such event, definitive certificates for such capital securities will be printed and delivered.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we and the Issuer Trusts believe to be accurate, but we and the Issuer Trusts assume no responsibility for the accuracy thereof. Neither we nor the Issuer Trusts have any responsibility for the performance by DTC or its participants of their respective obligations as described herein or under the rules and procedures governing their respective operations.

PLAN OF DISTRIBUTION

Initial Offering and Sale of Capital Securities

        Each Issuer Trust may sell capital securities:

  •
  to or through underwriting syndicates represented by managing underwriters;

  •
  through one or more underwriters without a syndicate for them to offer and sell to the public;

  •
  through dealers or agents; and

  •
  to investors directly in negotiated sales or in competitively bid transactions.

        Any underwriter, agent or dealer involved in the offer and sale of the capital securities will be named in the prospectus supplement.

        The prospectus supplement will describe:

  •
  the terms of the offering, including the name of the agent or the name or names of any underwriters;

  •
  the public offering or purchase price;

  •
  any discounts and commissions to be allowed or paid to the agent or underwriters and all other items constituting underwriting compensation;

  •
  any discounts and commissions to be allowed or paid to dealers; and

  •
  other specific terms of the particular offering or sale.

        Only the agents or underwriters named in a prospectus supplement are agents or underwriters in connection with the capital securities being offered by that prospectus supplement.

        Underwriters, agents and dealers may be entitled, under agreements with us and/or our subsidiaries, to indemnification against certain civil liabilities, including liabilities under the Securities Act and/or to contribution by us and/or our subsidiaries with respect to payments that the agents, dealers or underwriters may be required to make with respect to such liabilities.

        If we use underwriters in the sale of securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters to whom capital securities are sold by us for public offering and sale are obliged to purchase all of those securities if any are purchased. This obligation is subject to certain conditions and may be modified in the prospectus supplement.

        If we use dealers in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. The dealers participating in any sale of the securities may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities.

        Underwriters, dealers or agents may engage in transactions with, or perform services for, us or our subsidiaries in the ordinary course of business.

Matters Relating to Initial Offering and Market-Making Resales

        Each series of securities will be a new issue, and there will be no established trading market for any security prior to its original issue date. We may not list a particular series of securities on a securities exchange or quotation system. Any underwriters to whom we sell securities for public offering may make a market in those securities. However, no such underwriter that makes a market is obligated to do so, and any of them may stop doing so at any time without notice. No assurance can be given as to the liquidity or trading market for any of the securities.

        During and after an offering through underwriters, the underwriters may purchase and sell the securities in the open market. These transactions may include overallotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with the offering. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers for the offered securities sold for their account may be reclaimed by the syndicate if such offered securities are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the offered securities, which may be higher than the price that might otherwise prevail in the open market. If commenced, these activities may be discontinued at any time.

        In this prospectus, the term "this offering" means the initial offering of the securities made in connection with their original issuance. This term does not refer to any subsequent resales of securities in market-making transactions.

CERTAIN LEGAL MATTERS

        Miller, Canfield, Paddock and Stone, P.L.C. and Capitol's General Counsel will pass upon certain legal matters in connection with the securities, and Potter Anderson & Corroon LLP will pass upon certain legal matters in connection with Delaware law. Miller, Canfield, Paddock and Stone, P.L.C. has served as primary outside counsel for us and our subsidiaries and affiliates and may do so in the future.

Counsel named in the applicable prospectus supplement will pass upon certain legal matters in connection with the securities for any underwriters or agents.

EXPERTS

        The consolidated financial statements of Capitol Bancorp Ltd. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2007 incorporated by reference in this prospectus have been so incorporated in reliance on the reports of BDO Seidman, LLP, an independent registered public accounting firm, incorporated herein by reference, given on the authority of said firm as experts in auditing and accounting.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

        The following is a statement of the expenses (all of which are estimated other than the SEC registration fee) to be incurred by the Registrants in connection with the distribution of the securities registered under this registration statement:

Amount to be Paid
SEC registration fee	$5,895
Legal fees and expenses	200,000
Accounting fees and expenses	15,000
Printing fees	10,000
Trustee fees and expenses	12,000
Miscellaneous	25,000
Total	$267,895

Item 15.    Indemnification of Directors and Officers

Michigan Business Corporation Act

        Capitol is organized under the Michigan Business Corporation Act (the "MBCA") which, in general, empowers Michigan corporations to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise, against expenses, including attorney's fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection therewith if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders and, with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

        The MBCA also empowers Michigan corporations to provide similar indemnity to such a person for expenses, including attorney's fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with actions or suits by or in the right of the corporation if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the interests of the corporation or its shareholders, except in respect of any claim, issue or matter in which the person has been found liable to the corporation, unless the court determines that the person is fairly and reasonably entitled to indemnification in view of all relevant circumstances, in which case indemnification is limited to reasonable expenses incurred. If a person is successful in defending against a derivative action or third-party action, the MBCA requires that a Michigan corporation indemnify the person against expenses incurred in the action.

        The MBCA also permits a Michigan corporation to purchase and maintain on behalf of such a person insurance against liabilities incurred in such capacities. Capitol has obtained a policy of directors' and officers' liability insurance.

        The MBCA further permits Michigan corporations to limit the personal liability of directors for a breach of their fiduciary duty. However, the MBCA does not eliminate or limit the liability of a director for any of the following: (i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) intentional infliction of harm on the corporation or the shareholders; (iii) a violation of Section 551 of the MBCA; or (iv) an intentional criminal act. If a Michigan corporation adopts such a provision, then the Michigan corporation may indemnify its directors without a determination that they have met the applicable standards for indemnification set forth above, except, in the case of an action or suit by or in the right of the corporation, only against expenses reasonably incurred in the action. The foregoing does not apply if the director's actions fall into one of the exceptions to the limitation on personal liability discussed above, unless a court determines that the person is fairly and reasonably entitled to indemnification in view of all relevant circumstances.

Capitol's Articles of Incorporation and Bylaws

        Capitol's articles of incorporation limit the personal liability of directors for a breach of their fiduciary duty except under the circumstances required to be excepted under Michigan law described above.

        Capitol's bylaws generally require Capitol to indemnify officers and directors to the fullest extent legally possible under the MBCA and provide that similar indemnification may be afforded employees and agents. In addition, the bylaws require Capitol to indemnify any person who, while serving as an officer or director of Capitol, is or was serving at the request of Capitol as a director, officer, partner, trustee, employee or agent of another entity to the same degree as the foregoing indemnification of directors and officers. Capitol's bylaws further provide for the advancement of litigation expenses under certain circumstances.

The Issuer Trusts

        Under the amended and restated trust agreement of each Issuer Trust, Capitol Bancorp Ltd. will agree to indemnify each of the trustees of the trust and any predecessor trustees, and to hold such trustees harmless, against any loss, damage, claims, liability, penalty or expense incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance of administration of such trust agreement, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of their powers or duties under any applicable trust agreement or amended and restated trust agreement, forms of which are exhibits to our registration statement or will be filed as an exhibit to a Current Report on Form 8-K and incorporated into this registration statement by reference.

Insurance

        In addition, Capitol has purchased insurance policies that provide coverage for its directors and officers in certain situations where Capitol cannot directly indemnify such directors or officers.

        For the undertaking with respect to indemnification, see Item 17 below.

Item 16.    Exhibits

        See Exhibits Index, which is incorporated herein by reference.

Item 17.    Undertakings

  (a)
  Each of the undersigned registrants hereby undertake:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

              (i)  each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

        (b)   That, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (1)   Any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

          (2)   Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by an undersigned registrant;

          (3)   The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

          (4)   Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.

        (c)   Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (d)   Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

        (e)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the provisions described under Item 15 above, or otherwise, each registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Capitol Bancorp Ltd. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lansing, State of Michigan, on May 22, 2008.

CAPITOL BANCORP LTD.
By:	/s/ JOSEPH D. REID
Name: JOSEPH D. REID Title: Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph D. Reid, Cristin K. Reid, and Lee W. Hendrickson, and each or either of them, his or her true and lawful attorney in fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement and any related registration statement and its amendments filed pursuant to Rule 462(b) under the Securities Act of 1933 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOSEPH D. REID Joseph D. Reid	Chairman of the Board and Chief Executive Officer, Director (Principal Executive Officer)	May 22, 2008
/s/ CRISTIN K. REID Cristin K. Reid	Corporate President and Director (Principal Executive Officer)	May 22, 2008
/s/ LEE W. HENDRICKSON Lee W. Hendrickson	Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2008
/s/ DAVID O'LEARY David O'Leary	Secretary, Director	May 22, 2008
Paul R. Ballard	Director	May 22, 2008
/s/ DAVID L. BECKER David L. Becker	Director	May 22, 2008
Douglas E. Crist	Director	May 22, 2008
/s/ MICHAEL J. DEVINE Michael J. Devine	Director	May 22, 2008
/s/ JAMES C. EPOLITO James C. Epolito	Director	May 22, 2008

/s/ GARY A. FALKENBERG Gary A. Falkenberg	Director	May 22, 2008
/s/ JOEL I. FERGUSON Joel I. Ferguson	Director	May 22, 2008
/s/ KATHLEEN A. GASKIN Kathleen A. Gaskin	Director	May 22, 2008
/s/ H. NICHOLAS GENOVA H. Nicholas Genova	Director	May 22, 2008
/s/ MICHAEL F. HANNLEY Michael F. Hannley	Director	May 22, 2008
/s/ RICHARD A. HENDERSON Richard A. Henderson	Director	May 22, 2008
/s/ LEWIS D. JOHNS Lewis D. Johns	Director	May 22, 2008
Michael L. Kasten	Vice Chairman, Director	May 22, 2008
John S. Lewis	President of Bank Performance and Director	May 22, 2008
/s/ LEONARD MAAS Leonard Maas	Director	May 22, 2008
/s/ LYLE W. MILLER Lyle W. Miller	Vice Chairman, Director	May 22, 2008
/s/ MYRL D. NOFZIGER Myrl D. Nofziger	Director	May 22, 2008
/s/ RONALD K. SABLE Ronald K. Sable	Director	May 22, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Capitol Trust XI, Capitol Trust XII, Capitol Trust XIV and Capitol Trus XV each certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by each of the undersigned, thereunto duly authorized, in the city of Lansing, State of Michigan, on May 22, 2008.

CAPITOL TRUST XII
By:	/s/ LEE W. HENDRICKSON
Name: LEE W. HENDRICKSON Title: Administrative Trustee
CAPITOL TRUST XIII
By:	/s/ LEE W. HENDRICKSON
Name: LEE W. HENDRICKSON Title: Administrative Trustee
CAPITOL TRUST XIV
By:	/s/ LEE W. HENDRICKSON
Name: LEE W. HENDRICKSON Title: Administrative Trustee
CAPITOL TRUST XV
By:	/s/ LEE W. HENDRICKSON
Name: LEE W. HENDRICKSON Title: Administrative Trustee

EXHIBITS INDEX

Exhibit	Description
1(a)	Form of Underwriting Agreement for common stock.*
1(b)	Form of Underwriting Agreement for warrants.*
1(c)	Form of Underwriting Agreement for securities of Capitol Trust XII.*
1(d)	Form of Underwriting Agreement for stock purchase contracts.*
1(e)	Form of Underwriting Agreement for units.*
3(a)	Articles of Incorporation (as amended) (incorporated by reference from Form S-18, Reg. No. 33-24728C, filed September 15, 1988 and Form 10-Q for the period ended June 30, 2005, filed July 29, 2005).
3(b)	Amended and Restated Bylaws dated February 1, 2007 (incorporated by reference from Exhibit 99.1 to Form 8-K filed on February 7, 2007).
4(a)	Form of Indenture for junior subordinated debt securities relating to Capitol Trust XII.*
4(b)	Form of Warrant Agreement, including the form of the Warrant Certificate.*
4(c)	Form of Stock Purchase Contract Agreement, including the form of the Security Certificate.*
4(d)	Form of Unit Agreement, including the form of the Unit Certificate.*
4(e)	Form of Pledge Agreement.*
4(f)	Certificate of Trust of Capitol Trust XII†
4(g)	Form of Trust Agreement for Capitol Trust XII†
4(h)	Certificate of Trust of Capitol Trust XIII†
4(i)	Form of Trust Agreement for Capitol Trust XIII†
4(j)	Certificate of Trust of Capitol Trust XIV†
4(k)	Form of Trust Agreement for Capitol Trust XIV†
4(l)	Certificate of Trust of Capitol Trust XV†
4(m)	Form of Trust Agreement for Capitol Trust XV†
4(n)	Form of Amended and Restated Trust Agreement for Capitol Trust XII*
4(o)	Form of Amended and Restated Trust Agreement for Capitol Trust XIII*
4(p)	Form of Amended and Restated Trust Agreement for Capitol Trust XIV*
4(q)	Form of Amended and Restated Trust Agreement for Capitol Trust XV*
4(r)	Form of Capital Securities Guarantee Agreement for Capitol Trust XII *
4(s)	Form of Capital Securities Guarantee Agreement for Capitol Trust XIII *
4(t)	Form of Capital Securities Guarantee Agreement for Capitol Trust XIV*

E-1

4(u)	Form of Capital Securities Guarantee Agreement for Capitol Trust XV*
5(a)	Opinion of Miller, Canfield, Paddock and Stone, P.L.C. †
5(b)	Opinion of Potter Anderson & Corroon LLP, with respect to the Issuer Trusts†
12	Statement regarding computation of ratios of earnings to fixed charges. †
23(a)	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm.†
23(b)	Consent of Miller, Canfield, Paddock and Stone, P.L.C. (included in Exhibit 5(a)).
23(b)	Consent of Potter Anderson & Corroon LLP (included in Exhibit 5(b)).
24	Power of Attorney (included on signature page).
25(a)	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Trustee under Amended and Restated Trust Agreement of Capitol Trust XII.*
25(b)
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Trustee under the Capital Securities Guarantee of Capitol with respect to the Capital Securities of Capitol Trust XII.*
25(c)	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Trustee under Amended and Restated Trust Agreement of Capitol Trust XIII.*
25(d)
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Trustee under the Capital Securities Guarantee of Capitol with respect to the Capital Securities of Capitol Trust XIII.*
25(e)	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Property Trustee under Amended and Restated Trust Agreement of Capitol Trust XIV.*
25(f)
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Property Trustee under the Capital Securities Guarantee of Capitol with respect to the Capital Securities of Capitol Trust XIV.*
25(g)	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Property Trustee under Amended and Restated Trust Agreement of Capitol Trust XV.*
25(h)
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Trustee under the Capital Securities Guarantee of Capitol with respect to the Capital Securities of Capitol Trust XV.*
25(i)	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, N.A., as Property Trustee under the junior subordinated debt indenture of Capitol Bancorp Ltd.*

*
To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering of the offered securities.

†
Filed herewith.

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EXPLANATORY NOTE
TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
DOCUMENTS INCORPORATED BY REFERENCE
FORWARD-LOOKING STATEMENTS
PROSPECTUS SUMMARY
RISK FACTORS
CAPITOL BANCORP LTD.
USE OF PROCEEDS
RATIO OF EARNINGS TO FIXED CHARGES
REGULATORY CONSIDERATIONS
DESCRIPTION OF CAPITAL STOCK
DESCRIPTION OF COMMON STOCK WE MAY OFFER
DESCRIPTION OF WARRANTS WE MAY OFFER
DESCRIPTION OF PURCHASE CONTRACTS WE MAY OFFER
DESCRIPTION OF UNITS WE MAY OFFER
LEGAL OWNERSHIP AND BOOK-ENTRY ISSUANCE
PLAN OF DISTRIBUTION
CERTAIN LEGAL MATTERS
EXPERTS
TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
DOCUMENTS INCORPORATED BY REFERENCE
FORWARD-LOOKING STATEMENTS
RISK FACTORS
CAPITOL BANCORP LTD.
USE OF PROCEEDS
RATIO OF EARNINGS TO FIXED CHARGES
REGULATORY CONSIDERATIONS
THE ISSUER TRUSTS
CAPITAL SECURITIES AND RELATED INSTRUMENTS
JUNIOR SUBORDINATED DEBENTURES
GUARANTEES
RELATIONSHIP AMONG THE CAPITAL SECURITIES AND THE RELATED INSTRUMENTS
ISSUANCE OF GLOBAL SECURITIES
PLAN OF DISTRIBUTION
CERTAIN LEGAL MATTERS
EXPERTS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution
  Item 15. Indemnification of Directors and Officers
  Item 16. Exhibits
  Item 17. Undertakings
SIGNATURES
POWER OF ATTORNEY
SIGNATURES
EXHIBITS INDEX